                         MATTHEWS INTERNATIONAL FUNDS
                       655 MONTGOMERY STREET, SUITE 1438
                            SAN FRANCISCO, CA 94111

                          MATTHEWS PACIFIC TIGER FUND
                  MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND
                              MATTHEWS KOREA FUND

PROSPECTUS                                                    DECEMBER 27, 1996
-------------------------------------------------------------------------------

Matthews International Funds (the "Company") is a no load, open-end investment management company which currently consists of three separate investment se-ries (each a "Fund" and collectively, the "Funds") designed to offer investors a variety of investment opportunities. Each series has distinct investment ob-jectives and policies. Information concerning the Funds has been combined into this one Prospectus to aid investors in understanding the similarities and differences among the Funds.

The Company is organized as a Delaware business trust. Matthews International Capital Management, LLC (the "Advisor") serves as the investment advisor to the Funds and manages the investments of the Funds according to the investment objectives of each Fund. Daewoo Capital Management Co., Ltd. (the "Korean Ad-visor"), an investment advisory subsidiary of Daewoo Securities Co., Ltd., acts as the Korean advisor to MATTHEWS KOREA FUND.

MATTHEWS PACIFIC TIGER FUND seeks maximum capital appreciation by investing, under normal circumstances, at least 65% of its total assets in equity securi-ties of Pacific Tiger economies. The Pacific Tiger economies include: Hong Kong, Singapore, South Korea, Taiwan, Indonesia, Malaysia, the Philippines, Thailand and China. Equity securities in which the Fund may invest include: common stocks, preferred stocks, warrants, and securities convertible into common stocks such as convertible bonds and debentures.

MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND seeks to provide capital apprecia-tion and current income by investing at least 65% of its total assets in con-vertible securities of the Asian markets. The countries included in this mar-ket are: Hong Kong, Japan, Singapore, South Korea, Taiwan, Indonesia, Malay-sia, the Philippines, Thailand, China and India. Convertible securities in-clude corporate bonds and preferred stocks which are convertible into common stocks, as well as debt instruments with warrants or common stock attached.

MATTHEWS KOREA FUND seeks long-term capital appreciation through investment primarily in equity securities of South Korean companies. Under normal circum-stances, the Fund will invest at least 65% of its total assets in equity secu-rities of South Korean companies. Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stock.

MANY CONVERTIBLE SECURITIES ARE NOT CONSIDERED INVESTMENT GRADE AND THE FUNDS MAY INVEST IN VARYING DEGREES IN SUCH SECURITIES. SECURITIES OF THIS TYPE (COMMONLY REFERRED TO AS "JUNK BONDS") ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THESE RISKS BE-FORE INVESTING IN THE FUNDS. SEE "RISK FACTORS" AND FOR FURTHER INFORMATION SEE "RISKS RELATED TO LOWER GRADE DEBT SECURITIES" IN THE STATEMENT OF ADDI-TIONAL INFORMATION.

Shares of each Fund may be purchased directly from the Funds without any sales charge although the Advisor and other institutions may charge their customers a fee for services provided in connection with their investments.

A REDEMPTION FEE OF 1% WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN NINETY DAYS OF PURCHASE, THE PROCEEDS OF WHICH WILL BE RETAINED BY THE FUNDS.

The minimum initial investment for each Fund is $1,000. Subsequent investments will be accepted in minimum amounts of $250. The minimum initial investment for IRAs, 401(k), 403(b)(7) plans and other retirement plans is $250. Subse-quent investments for any retirement plan is $50.

The Funds' principal Underwriter is FPS Broker Services, Inc. 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the above Funds. Investors should read and retain this Prospectus for future reference. Additional Information about the Funds is contained in the Statement of Additional Information dated Decem-ber 27, 1996, which has been filed with the Securities and Exchange Commission and is available upon request without charge by contacting FPS Broker Servic-es, Inc., at the address above or by calling (800) 892-0382. The Statement of Additional Information is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROSPECTUS SUMMARY.........................................................   3
EXPENSE INFORMATION........................................................   4
FINANCIAL HIGHLIGHTS.......................................................   6
INVESTMENT OBJECTIVES......................................................   7
  Matthews Pacific Tiger Fund..............................................   7
  Matthews Asian Convertible Securities Fund...............................   7
  Matthews Korea Fund......................................................   7
INVESTMENT POLICIES AND RISKS..............................................   8
  Common to all Funds......................................................   8
  Specific to Matthews Pacific Tiger Fund..................................   9
  Specific to Matthews Asian Convertible Securities Fund...................  10
  Specific to Matthews Korea Fund..........................................  11
INVESTMENT STRATEGIES AND RISKS............................................  12
  Common to all Funds......................................................  12
  Specific to Matthews Asian Convertible Securities Fund...................  16
  Specific to Matthews Korea Fund..........................................  16
RISK FACTORS...............................................................  17
  Common to all Funds......................................................  17
  Specific to Matthews Asian Convertible Securities Fund...................  18
  Specific to Matthews Korea Fund..........................................  19
MANAGEMENT OF THE FUNDS....................................................  21
ADMINISTRATION OF THE FUNDS................................................  24
PURCHASE OF SHARES.........................................................  24
EXCHANGE OF SHARES.........................................................  26
REDEMPTION OF SHARES.......................................................  26
SHAREHOLDER SERVICES.......................................................  28
NET ASSET VALUE............................................................  28
DIVIDENDS AND TAXES........................................................  29
PERFORMANCE INFORMATION....................................................  30
GENERAL INFORMATION........................................................  31

                                   APPENDIX

DEBT RATINGS................................................................  33

This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the funds to make such an offer or solicitation. No sales representative, dealer, or other per-son is authorized to give any information or make any representation other than those contained in this Prospectus.

                              PROSPECTUS SUMMARY
THE COMPANY
Matthews International Funds (the "Company") is an open-end investment manage-ment company organized as a business trust under the laws of the state of Del-aware. The Company is organized to offer separate series of shares and is cur-rently comprised of three separate series of shares--MATTHEWS PACIFIC TIGER FUND, MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND and MATTHEWS KOREA FUND. Ad-ditional series of the Company may be established from time to time at the discretion of the Board of Trustees of the Company.

INVESTMENT OBJECTIVES
MATTHEWS PACIFIC TIGER FUND seeks to maximize capital appreciation by invest-ing, under normal circumstances, at least 65% of its total assets in equity securities of Pacific Tiger economies. The Pacific Tiger economies include Hong Kong, Singapore, South Korea, Taiwan, Indonesia, Malaysia, the Philip-pines, Thailand and China. See "INVESTMENT OBJECTIVES," "INVESTMENT POLICIES AND RISKS" and "RISK FACTORS."

MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND seeks capital appreciation and cur-rent income by investing, under normal circumstances, at least 65% of its to-tal assets in convertible securities of the Asian markets. The countries in-cluded in this market are: Hong Kong, Japan, Singapore, South Korea, Taiwan, Indonesia, Malaysia, the Philippines, Thailand, China and India. See "INVEST-MENT OBJECTIVES," "INVESTMENT POLICIES AND RISKS" and "RISK FACTORS."

MATTHEWS KOREA FUND seeks long-term capital appreciation through investment primarily in equity securities of South Korean companies. The Fund will, under normal circumstances, invest at least 65% of its total assets in equity secu-rities of South Korean companies. The Fund is designed primarily for long-term investment, and investors should not consider it a short-term trading vehicle. See "INVESTMENT OBJECTIVES," "INVESTMENT POLICIES AND RISKS" and "RISK FAC-TORS."

RISK FACTORS
There is no assurance that the Funds will achieve their investment objectives. Investing outside of the United States involves special risks, in addition to the risks which are inherent to all investments. Investing in securities of South Korean companies and of the government of the Republic of Korea involves certain considerations not typically associated with investing in securities of United States companies or the United States government. Among these are the risks of political, economic and social uncertainty and instability, in-cluding the potential for increasing militarization in North Korea. Relations between North and South Korea, while improving, remain tense and the possibil-ity of military action still exists. In the event that military action were to take place, the value of the Fund's Korean assets are likely to be adversely affected. The Funds may also be affected by foreign currency fluctuations or exchange controls, differences in accounting procedures and other risks. The Funds are also subject to typical stock and bond market risk. In addition, limitations of foreign ownership currently exist which may impact the price of a Korean security paid by a Fund. See "RISK FACTORS" and "Security Valuation Considerations."

INVESTMENT MANAGEMENT, UNDERWRITER AND SERVICING AGENTS

Matthews International Capital Management LLC (the "Advisor"), 655 Montgomery Street, Suite 1438, San Francisco, California 94111, a limited liability com-pany and registered investment advisor, is the investment advisor for the Funds. The Advisor manages the investments of each Fund according to its in-vestment objectives. As of December 9, 1996, the Advisor had approximately $70 million under management or committed to management in various fiduciary or advisory capacities, primarily from private and institutional accounts. Daewoo Capital Management Co., Ltd., (the "Korean Advisor"), 34-3, Yoido-dong, Yungdungpo-gu, Seoul 150-010, Korea, is registered under the U.S. Investment Advisers Act of 1940 and acts as Korean Advisor to MATTHEWS KOREA FUND. The Korean Advisor is a subsidiary of Daewoo Securities Co., Ltd., the largest Ko-rean securities firm and an affiliate of Daewoo Research Institute. The Advi-sor is responsible for the fees of the Korean Advisor under the terms of a separate agreement. See "MANAGEMENT OF THE FUNDS." FPS Broker Services, Inc., 3200 Horizon Drive, P.O. Box

61503, King of Prussia, PA 19406-0903 serves as the Funds' underwriter. The Bank of New York, 90 Washington Street, New York, New York 10286 serves as the custodian of the Funds' assets. FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 serves as the Funds' administrator, transfer agent and fund accounting agent.

PURCHASE OF SHARES
The minimum initial investment for each Fund is $1,000 for all accounts. Sub-sequent investments will be accepted in minimum amounts of $250 for all ac-counts. The Funds do not impose any sales load nor bear any fees pursuant to a Rule 12b-1 Plan. The public offering price for shares of each Fund is the net asset value per share next determined after receipt and acceptance of a pur-chase order at the transfer agent in proper form with accompanying check or bank wire arrangements. See "PURCHASE OF SHARES."

REDEMPTION OF SHARES
Shares of the Funds may be redeemed at the net asset value per share next de-termined after receipt by the transfer agent of a redemption request in proper form. IF ANY SHARES OF A FUND ARE REDEEMED WITHIN NINETY DAYS OF THE PURCHASE OF THOSE SHARES, THE PROCEEDS OF THAT REDEMPTION WILL BE SUBJECT TO A REDEMP-TION FEE OF 1.00%, THE PROCEEDS OF WHICH WILL BE RETAINED BY THE FUND FROM WHICH THE SHARES ARE REDEEMED. Signature guarantees may be required for cer-tain redemption requests. See "Redemption Fee" and "REDEMPTION OF SHARES."

DIVIDENDS
Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. Distributions of net capital gains, if any, will be made annually. All distributions are reinvested at net asset value, in additional full and fractional shares of each Fund un-less the shareholder notifies the transfer agent in writing requesting pay-ments in cash. MATTHEWS PACIFIC TIGER FUND and MATTHEWS KOREA FUND intend to declare and pay dividends annually. MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND intends to declare and pay dividends semi-annually. See "DIVIDENDS AND TAXES."

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND:

Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price).................................... 0.00%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)........................................................ 0.00%
Contingent Deferred Sales Charge
 (as a percentage of original purchase price)........................... 0.00%
REDEMPTION FEE (as a percentage of amount redeemed)..................... 1.00%*

* The Redemption Fee of 1.00% applies only to those shares redeemed within ninety days of purchase. See "Redemption Fee" under the heading "REDEMPTION OF SHARES."

If you want to redeem shares by wire transfer, the Funds' transfer agent charges a fee (currently $9.00) for each wire redemption. Purchases and re-demptions may also be made through broker-dealers and others who may charge a commission or other transaction fee for their services.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
as a Percentage of Average Net Assets:

                                                             NET EXPENSE RATIO
                                MANAGEMENT  12B-1    OTHER         AFTER
    FUND/(1)/                      FEES    EXPENSES EXPENSES REIMBURSEMENT/(2)/
    ---------                   ---------- -------- -------- ------------------
MATTHEWS PACIFIC TIGER FUND....    1.00%     None     0.90%         1.90%
MATTHEWS ASIAN CONVERTIBLE SE-
 CURITIES FUND.................    1.00%     None     0.90%         1.90%
MATTHEWS KOREA FUND............    1.00%     None     1.50%         2.50%

(1) The ratios set forth above reflect Matthews International Capital Manage-ment's voluntary advisory fee waivers and/or expense reimbursements, which have been estimated based upon the net expense limitations that are cur-rently in effect.

(2) Certain net expense limitations have changed from those in effect at the close of the Funds' most recent fiscal year and the information in the above table has been restated accordingly. As of the date hereof, the net expense limitation for MATTHEWS PACIFIC TIGER FUND remains 1.90%, the net expense limitation for MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND has in-creased from 1.85% to 1.90%, and the net expense limitation for MATTHEWS KOREA FUND has increased from 2.23% to 2.50%.

  Absent fee waivers and/or expense reimbursements, MATTHEWS PACIFIC TIGER FUND'S advisory fee, estimated other expenses, and net expense ratio would be 1.00%, 3.35%, and 4.35%, respectively. MATTHEWS ASIAN CONVERTIBLE SECU-RITIES FUND'S advisory fee, estimated other expenses, and net expense ratio would be 1.00%, 7.73%, and 8.73%, respectively. MATTHEWS KOREA FUND'S advi-sory fee, estimated other expenses, and net expense ratio would be 1.00%, 10.36%, and 11.36%, respectively.

-------------------------------------------------------------------------------
EXAMPLE

Based on the level of expenses listed above, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return, rein-vestment of all dividends and distributions and redemption at the end of each time period.

    NAME OF FUND                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ------------                                 ------ ------- ------- --------
MATTHEWS PACIFIC TIGER FUND..................... $19.15 $59.25  $101.91 $220.76
MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND...... $19.15 $59.25  $101.91 $220.76
MATTHEWS KOREA FUND............................. $25.16 $77.38  $132.27 $282.04

The purpose of this table is to assist the investor in understanding the vari-ous costs and expenses that a shareholder will bear directly or indirectly. While the example assumes a 5% annual return, each Funds' actual performance will vary and may result in actual returns greater or less than 5%. The above example should not be considered a representation of past or future expenses or performance. Actual expenses of the Funds may be greater or less than those shown.

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                             FINANCIAL HIGHLIGHTS

                          MATTHEWS PACIFIC TIGER FUND
                  MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND
                              MATTHEWS KOREA FUND

The following financial highlights are a part of the Funds' financial state-ments which have been audited by Ernst & Young LLP, independent auditors, for the most recent fiscal year. The following tables should be read in conjunc-tion with these financial statements and related notes included in the State-ment of Additional Information.

                                                       MATTHEWS ASIAN
                              MATTHEWS PACIFIC           CONVERTIBLE           MATTHEWS KOREA
                                 TIGER FUND            SECURITIES FUND              FUND
                            ----------------------  ----------------------  ----------------------
                               YEAR       PERIOD       YEAR       PERIOD       YEAR       PERIOD
                              ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                            AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,
                               1996       1995*        1996       1995*        1996       1995**
                            ----------  ----------  ----------  ----------  ----------  ----------
 Net Asset Value,
  beginning of period....    $  9.77      $10.00     $  9.88      $10.00     $  9.13      $10.00
                             -------      ------     -------      ------     -------      ------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income
  (loss).................       0.01        0.02        0.25        0.23       (0.07)       0.08 ***
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency.......       1.03       (0.23)       0.75       (0.14)      (1.75)      (0.95)***
                             -------      ------     -------      ------     -------      ------
  Total from investment
   operations............       1.04       (0.21)       1.00        0.09       (1.82)      (0.87)
                             -------      ------     -------      ------     -------      ------
 LESS DISTRIBUTIONS FROM:
 Net investment income...       0.00       (0.02)      (0.26)      (0.21)       0.00        0.00
 Net realized gains on
  investments............       0.00        0.00       (0.09)       0.00       (0.08)       0.00
                             -------      ------     -------      ------     -------      ------
  Total distributions....       0.00       (0.02)      (0.35)      (0.21)      (0.08)       0.00
                             -------      ------     -------      ------     -------      ------
 Net Asset Value, end of
  period.................    $ 10.81      $ 9.77     $ 10.53      $ 9.88     $  7.23      $ 9.13
                             =======      ======     =======      ======     =======      ======
 TOTAL RETURN............      10.64%      (2.07)%     10.24%       0.89%     (20.11)%     (8.70)%
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (in 000's)......    $17,148      $1,082     $ 3,272      $  863     $ 2,721      $  504
 Ratio of expenses to
  average net assets
  before reimbursement
  and waiver of expenses
  by Advisor and
  Administrator..........       4.35%      25.95%+      8.73%      23.11%+     11.36%      42.87%+
 Ratio of expenses to
  average net assets
  after reimbursement and
  waiver of expenses by
  Advisor and
  Administrator (Note 2).       1.90%       2.17%+      1.85%       2.26%+      2.23%       0.24%+
 Ratio of net investment
  loss to average net
  assets before
  reimbursement and
  waiver of expenses by
  Advisor and
  Administrator..........      (2.13)%    (23.41)%+    (4.13)%    (18.68)%+   (10.44)%    (41.79)%+
 Ratio of net investment
  income (loss) to
  average net assets
  after reimbursement and
  waiver of expenses by
  Advisor and
  Administrator..........       0.32%       0.36%+      2.75%       2.17%+     (1.31)%      0.84%+
 Portfolio turnover......     124.69%      92.53%      88.16%     121.63%     139.71%      42.16%
 Average commission rate
  paid...................    $0.0064         N/A     $0.0020         N/A     $0.1397         N/A

  + Annualized
  * The Funds commenced operations on September 13, 1994.
 ** The Fund commenced operations on January 3, 1995.
*** Calculated using the average shares method.
-------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of each respective Fund. Unless otherwise stated in this Prospectus, the Funds' in-vestment policies are not fundamental and may be changed without shareholder approval. While an investment policy or restriction may be changed by the Trustees of the Company without shareholder approval, the Funds intend to no-tify shareholders before making any material change to an investment policy or restriction. Fundamental objectives may not be changed without shareholder ap-proval. Additional investment policies and restrictions are described in the Statement of Additional Information.

MATTHEWS PACIFIC TIGER FUND
MATTHEWS PACIFIC TIGER FUND seeks maximum capital appreciation by investing, under normal circumstances, at least 65% of its total assets in equity securi-ties of Pacific Tiger economies. The Pacific Tiger economies include the fol-lowing countries: Hong Kong, Singapore, South Korea, Taiwan, Indonesia, Malay-sia, the Philippines, Thailand and China. The Fund will invest, under normal market conditions, in issuers located in at least three different countries. The assets of the Fund will be invested with geographic flexibility; however, there is no limitation on the percentage of assets which may be invested in the securities of issuers domiciled in any one country.

MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND
MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND seeks capital appreciation and cur-rent income by investing, under normal circumstances, at least 65% of its to-tal assets in convertible securities of the Asian markets. The countries in-cluded in this market are: Hong Kong, Japan, Singapore, South Korea, Taiwan, Indonesia, Malaysia, the Philippines, Thailand, China and India. The Fund may invest without limit in securities that are not considered investment grade ("junk bonds") and that accordingly have greater risk of loss of principal and interest. The Fund will primarily invest in Euroconvertible securities that are denominated in U.S. dollars, Swiss Francs or other currencies. The remain-ing 35% of the Fund's assets may be invested in non-convertible corporate or fixed-income securities, common stocks and selected money market instruments of issuers located outside the Asian markets, including, without limitation, the United States.

MATTHEWS KOREA FUND
MATTHEWS KOREA FUND'S investment objective and policies reflect the opinion of the Advisor that attractive investment opportunities may result from the po-tential growth of the South Korean economy and the evolving process of the liberalization and reform of the securities markets in South Korea. The emer-gence of Korea's reputation as a producer of quality goods coupled with its position as a leading exporter in the Asia Pacific region may contribute sig-nificantly to the potential for accelerated growth in the Korean economy. Con-tinued liberalization of the securities markets along with an increase in the number of Korean companies that are available for investment to foreign in-vestors would enable the Fund to participate in and benefit from such poten-tial economic growth.

In terms of Gross National Product, industrial standards and level of educa-tion, South Korea is second in Asia only to Japan. It enjoys the benefits of a diversified economy with well-developed sectors in electronics, automobiles, textiles and shoe manufacture, steel and shipbuilding among others. The driv-ing force behind the economy's dynamic growth has been the planned development of an export-oriented economy in a vigorously entrepreneurial society.

There can be no assurance that such liberalization or economic growth will continue to occur or that the Fund will be able to participate in and benefit from any future liberalization or economic growth.

MATTHEWS KOREA FUND seeks long-term capital appreciation through investment primarily in equity securities of South Korean companies. Under normal circum-stances, the Fund will invest at least 65% of its total assets in equity secu-rities of South Korean companies. These include securities of companies which
(i) are organized under the laws of South Korea, (ii) regardless of where or-ganized, derive at least 50% of their revenues or prof-its from goods produced or sold, investments made, or services performed or have at least 50% of their assets located in South Korea, (iii) have the pri-mary trading market for their securities in South Korea or (iv) are the gov-ernment, or its agencies or instrumentalities or other political subdivisions, of South Korea. Securities will be primarily common stocks.

The remaining 35% of the Fund's total assets may be invested in equity and other securities of issuers located outside of South Korea, including, without limitation, the United States, and in non-convertible bonds and other debt se-curities issued by foreign issuers and foreign government entities.

               INVESTMENT POLICIES AND RISKS COMMON TO ALL FUNDS

The Advisor uses a multi-factor research approach when selecting investments for the Funds. These factors include evaluation of each country's political stability, prospects for economic growth (inflation, interest direction, trade balance and currency strength), identification of long term trends that might create investment opportunities, the status of the purchasing power of the people and population and composition of the work force. In reviewing poten-tial companies in which to invest, the Advisor considers the company's quality of management, plans for long-term growth, competitive position in the indus-try, future expansion plans and growth prospects, valuations compared with in-dustry average, earnings track record and a debt/equity ratio less than the market average. In addition, the Advisor will visit countries and companies in person to derive firsthand information for further evaluation. After evalua-tion of all factors, the Advisor attempts to identify those companies in such countries and industries that are best positioned and managed to take advan-tage of the varying economic and political factors.

Many of the debt and convertible securities in which the Funds will invest are unrated by any rating agency and, therefore, there is no objective standard against which the Advisor may evaluate such securities. The Advisor seeks to minimize the risks of investing in lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions. In selecting debt and convertible securities for the Funds, the Advisor will assess the following factors: 1) potential for capital apprecia-tion; 2) price of security relative to price of underlying stock, if a con-vertible security; 3) yield of security relative to yield of other fixed-in-come securities; 4) interest or dividend income; 5) call and/or put features;
6) creditworthiness; 7) price of security relative to price of other compara-ble securities; 8) size of issue; 9) currency of issue; and 10) impact of se-curity on diversification of the portfolios.

The Funds may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are de-signed for use in the European securities markets. See "INVESTMENT STRATEGIES AND RISKS."

The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against an-ticipated changes in interest rates and prices. See "INVESTMENT STRATEGIES AND RISKS".

The investment in securities of other investment companies by the Funds will be subject to limitations under the Investment Company Act of 1940 (the "1940 Act"). The Funds may invest up to 10% of its assets in other investment compa-nies. See "INVESTMENT STRATEGIES AND RISKS."

The Advisor intends to be fully invested in the economies appropriate to each Funds' investment objectives as is practicable, in light of economic and mar-ket conditions and the Funds' cash needs. When, in the opinion of the Advisor, a temporary defensive position is warranted, the Funds are permitted to invest temporarily and without limitation in money market instruments of U.S. or for-eign issuers or maintain a cash position. Such instruments include but are not limited to the following: obligations issued or guaranteed by the U.S. or for-eign governments, their agencies or instrumentalities; obligations of interna-tional organizations designed or supported by multiple foreign governmental entities to pro-mote economic reconstruction or development; bank obligations, including bank-ers' acceptances, certificates of deposit, time deposits, and demand deposits. The Funds' investment objective may not be achieved at such times when a tem-porary defensive position is taken. Foreign investments which are not U.S. dollar denominated may require the Funds to convert assets into foreign cur-rencies or to convert assets and income from foreign currencies to U.S. dol-lars. Normally, exchange transactions will be conducted on a spot or cash ba-sis at the prevailing rate in the foreign exchange market.

The Funds may write covered call options and purchase put and call options on securities to reduce overall risk. The Funds may also purchase put and call options on foreign currencies to hedge against movements in currency exchange rates. For the same purpose, the Funds may also purchase and sell foreign cur-rency futures contracts and write covered call options on such contracts. Col-lectively, these securities may be referred to as "derivatives." Foreign in-vestments which are not U.S. dollar denominated may require the Funds to con-vert assets into foreign currencies or to convert assets and income from for-eign currencies to U.S. dollars. Normally, exchange transactions will be con-ducted on a spot or cash basis at the prevailing rate in the foreign exchange market. See "INVESTMENT STRATEGIES AND RISKS".

                            INVESTMENT POLICIES AND
                               RISKS SPECIFIC TO
                          MATTHEWS PACIFIC TIGER FUND

Equity securities in which the Fund may invest include common stocks, pre-ferred stocks, warrants, and securities convertible into common stocks, such as convertible bonds and debentures.

The Fund may invest up to 35% of its total assets in equity and other securi-ties of issuers located outside of the Pacific Tiger economies, including, without limitation, the United States, and in non-convertible bonds and other debt securities issued by foreign issuers and foreign government entities.

The Fund may invest up to 10% of its total assets in securities rated below investment grade (securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation or, if unrated, are comparable in quality). Debt securities rated below investment grade, commonly referred to as junk bonds, have speculative characteristics that result in a greater risk of loss of principal and interest. See "Risks Associated with Lower Rated Securities" under the heading "RISK FACTORS."

The Fund may invest up to 25% of its total assets in the convertible securi-ties of companies of the Pacific Tiger economies. Convertible securities are fixed-income securities such as corporate bonds, notes and preferred stocks that can be exchanged for stock and other securities (such as warrants) that also offer equity participation. Convertible securities are hybrid securities, combining the investment characteristics of both bonds and common stocks. Like a bond, a convertible security pays a pre-determined interest rate, but may be converted into common stock at a specific price or conversion rate. The in-vestor has the right to initiate conversion into a specified quantity of the underlying stock at a stated price, within a stipulated period of time. Con-vertible securities are generally senior to common stock and junior to non-convertible debt. In addition to the convertible securities denominated in the currency of the issuer, the Fund may also invest in convertible securities which are denominated in another currency (i.e., U.S. dollars).

The Advisor may invest where the Advisor believes the potential for capital growth exists and in companies which have demonstrated the ability to antici-pate and adapt to changing markets. The Fund may invest in the securities of all types of issuers, large or small, whose earnings are believed by the Advi-sor to be in a relatively strong growth trend or whose assets are substan-tially undervalued. Smaller companies often have limited product lines, mar-kets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securi-ties of larger, more established companies or the market averages in general.

Under normal circumstances, the Advisor expects that the portfolio of the Fund will be comprised of forty to eighty individual stocks in various countries in the Pacific Tiger economies. When purchasing portfolio securities for the Fund, the Advisor's philosophy is a buy and hold strategy versus buying for short-term trading.

                            INVESTMENT POLICIES AND
                               RISKS SPECIFIC TO
                          MATTHEWS ASIAN CONVERTIBLE
                                SECURITIES FUND

Convertible securities are fixed-income securities such as corporate bonds, notes and preferred stocks that can be exchanged for stock and other securi-ties (such as warrants) that also offer equity participation. Before conver-sion from a debt security to an equity security, convertible securities have characteristics similar to non-convertible debt securities in that they ordi-narily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are hybrid securities, combining the investment characteristics of both bonds and common stocks. Like a bond, a convertible security pays a pre-determined interest rate, but may be converted into common stock at a specific price or conversion rate. An investor has the right to initiate conversion into a specified quan-tity of the underlying stock, at a stated price, within a stipulated period of time, into a specified quantity of the underlying stock. Convertible securi-ties are generally senior to common stock and junior to non-convertible debt.

Under normal circumstances, the Advisor expects that the portfolio of the Fund will be comprised of twenty to sixty convertible bonds in various countries in the Asian markets.

MANY ASIAN CONVERTIBLE SECURITIES ARE UNRATED OR ARE RATED BELOW INVESTMENT GRADE AND THE FUND MAY INVEST WITHOUT LIMIT IN SUCH SECURITIES. Investment grade securities are securities rated Baa or higher by Moody's Investors Serv-ice, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or if unrated are of comparable quality. IT IS EXPECTED THAT NOT MORE THAN 50% OF THE FUND'S PORTFOLIO WILL CONSIST OF SECURITIES RATED CCC OR LOWER BY S&P OR CAA OR LOWER BY MOODY'S OR, IF UNRATED, ARE OF COMPARABLE QUALITY, AND ARE COMMONLY REFERRED TO AS "JUNK BONDS." These securities are considered by the rating agencies to be predominantly speculative and involve risk expo-sures such as increased sensitivity to interest rate and economic changes and limited liquidity. The Fund does not intend to invest in issuers which are in default. See "RISK FACTORS."

Euroconvertible securities are denominated in a Eurocurrency, simultaneously issued in more than one foreign country and issued by an international syndi-cate. Frequently, with Euroconvertible notes and bonds, the currency of the bond is different from the currency of the stock into which the bond is con-vertible. This feature may provide some protection against disadvantageous lo-cal currency movement. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instru-ment is denominated. See "Risks Associated with Euroconvertible Securities" under the heading "RISK FACTORS."

The average maturity of the Fund's portfolio will vary based upon the Advi-sor's assessment of economic and market conditions, although it is not cur-rently expected that the average maturity of the Fund's portfolio will exceed ten years.

ASIAN-PACIFIC REGION OPPORTUNITY
The Advisor believes that in contrast to more developed economies, the newly industrialized countries of the Asian markets are in an earlier, more dynamic growth stage of their development. This growth has been characterized by, among other factors, low labor costs, strong demand from export markets for consumer products, high productivity, long work weeks, pro-business govern-ments and a strong work ethic. Historically, South Korea, Hong Kong, Singapore and Taiwan have been examples of these traits. Today, however, the economies of Malaysia, Indonesia, Thailand and southern China are starting to exhibit many of these same characteristics and appear to be accelerating.

Many of the stock markets of the Asia-Pacific region are either fully open for foreign investors or are in the process of opening. The Advisor believes that the opening of these markets offers particular opportunities for investment in convertible securities.

                         INVESTMENT POLICIES AND RISKS
                        SPECIFIC TO MATTHEWS KOREA FUND

Equity securities in which the Fund may invest include South Korean common stocks, preferred stocks (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stocks, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. At present, not all of these types of se-curities are available for investment in South Korea.

The Fund may invest up to 35% of its total assets in non-convertible debt se-curities provided that such securities are rated, at the time of investment, BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not rated, are of equivalent credit quality as determined by the Advisor. Securities rated BBB by S&P or Baa by Moody's are considered to have specula-tive characteristics. Non-convertible debt securities in which the Fund may invest include U.S. dollar or Won-denominated debt securities issued by the South Korean government or South Korean companies and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Korean law does not currently permit foreign investors such as the Fund to acquire debt securities denominated in Won or equity securities of companies organized under the laws of Korea that are not listed on the Korea Stock Exchange ("KSE"). At the present time, however, foreign investors are permitted to in-vest in debt securities issued by Korean companies outside of Korea and denom-inated in currencies other than Won.

The Fund may invest up to 35% of its total assets in convertible securities. Convertible securities are fixed-income securities such as corporate bonds, notes and preferred stocks that can be exchanged for stock and other securi-ties (such as warrants) that also offer equity participation. Convertible se-curities are hybrid securities, combining the investment characteristics of both bonds and common stocks. Convertible securities are generally senior to common stock and junior to non-convertible debt.

THE FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN SECURITIES RATED BELOW INVESTMENT GRADE (securities rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Corporation or, if unrated, are compa-rable in quality) commonly referred to as "junk bonds". Debt securities rated below investment grade may have speculative characteristics that result in a greater risk of loss of principal or interest. See "Risks Associated with Lower Rated Securities".

The Fund may invest its assets in a broad spectrum of securities of Korean in-dustries which are believed to have attractive long-term growth potential. The Fund has the flexibility to invest in both large and small companies, as deemed appropriate by the Advisor. Smaller companies often have limited prod-uct lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general. In selecting industries and companies for investment, the Advisor considers overall growth prospects, competitive position in export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, capital resources, government regulation, quality of management and other factors. After evaluation of all factors, the Advisor attempts to identify those companies and industries that are best po-sitioned and managed to take advantage of the varying economic and political factors.

The Fund may invest up to 10% of its total assets in equity or debt securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately. The sale price of securities that are not readily marketable may be lower or higher than the Fund's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of these se-curities than with respect to companies whose securities are traded on an ex-change. Securities not readily marketable are more likely to be issued by start-up, small or family business and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies.

The Advisor intends to be as fully invested in the South Korean economy as is practicable in light of economic and market conditions and the Fund's cash needs. During periods in which, in the opinion of the Advisor, changes in Ko-rean market conditions or other economic conditions in Korean political condi-tions warrant, the Fund may reduce its position in equity securities and, sub-ject to any applicable restrictions under Korean law (which currently limit the amount of Government and corporate bonds that the Fund may acquire to 10% of the Fund's net asset value), invest temporarily and without limitation in money market instruments of U.S. or foreign issuers or maintain a cash posi-tion. Such instruments include but are not limited to the following: obliga-tions issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic recon-struction or development; bank obligations, including bankers' acceptances, certificates of deposit, time deposits, and demand deposits. The Fund's in-vestment objective may not be achieved at such times when a temporary defen-sive position is taken.

Certain investment practices in which the Fund is authorized to engage, such as certain currency hedging techniques, the lending of portfolio securities, forward commitments, standby commitment agreements and the purchase or sale of put and call options are not currently permitted under Korean laws or regula-tions. The Fund may engage in these investment practices to the extent the practices become permissible under Korean law in the future or with respect to investments outside of Korea.

The Fund is a non-diversified investment company and is able to invest more than 5% and up to 25% of its total assets at the time of purchase in the secu-rities of any one issuer. The Fund is also subject to the Korean Securities and Exchange Commission rule limiting total foreign investment to 20% of each class of a company's outstanding shares, while a single foreign investor may only invest up to 3% of each class of outstanding shares. See "RISK FACTORS".

                        INVESTMENT STRATEGIES AND RISKS
                              COMMON TO ALL FUNDS

Below are explanations and the associated risks of certain unique securities and investment techniques. Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an in-vestment in the Funds, nor can there be any assurance that the Funds' invest-ment objectives will be attained.

ADRS AND EDRS
For many foreign securities, there are United States dollar denominated Ameri-can Depositary Receipts ("ADRs"), which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspon-dent bank. ADRs do not eliminate all the risk inherent in investing in the se-curities of foreign issuers. By investing in ADRs rather than directly in for-eign issuer's stock however, the Funds will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for most ADRs. The Funds may also invest in European Depositary Receipts ("EDRs") which are receipts evidencing an ar-rangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

EDRs are not necessarily denominated in the currency of the underlying securi-ty. The Funds have no current intention to invest in unsponsored ADRs and EDRs.

IDRS
IDRs (International Depositary Receipts, also known as GDRs or Global Deposi-tary Receipts) are similar to ADRs except that they are bearer securities for investors or traders outside the U.S., and for companies wishing to raise eq-uity capital in securities markets outside the U.S. Most IDRs have been used to represent shares although it is possible to use them for bonds, commercial paper and certificates of deposit. IDRs can be convertible to ADRs in New York making them particularly useful for arbitrage between the markets. The Funds have no current intention to invest in unsponsored IDRs.

BORROWING
Each Fund has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse re-purchase agreements does not exceed one-third of the Funds' total assets less liabilities (other than borrowings). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereaf-ter (not including Sunday or holidays) or such longer period as the U.S. Secu-rities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. Investment securities will not be purchased while a Fund has an outstanding borrowing that exceeds 5% of the Funds' net assets.

FOREIGN CURRENCY TRANSACTIONS
The Funds may engage in foreign currency transactions in connection with their investment in foreign securities but will not speculate in foreign currency exchange. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers.

When a Fund enters into a contract for the purchase or sale of a security de-nominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward con-tract in United States dollars for the purchase or sale of the amount of for-eign currency involved in an underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. This tends to limit potential gains however, that might result from a positive change in such currency relationships. The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may en-ter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Funds' securities denominated in such foreign currency. In this situation the Funds may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed United States dollar amount where the Advisor believes that the United States dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the United States dollar value of the cur-rency in which portfolio securities of the Funds are denominated ("cross-hedge"). The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

The Funds may enter into forward contracts to sell foreign currency with re-spect to portfolio positions denominated or quoted in that currency provided that no more than 15% of the Funds' total assets would be required to purchase offsetting contracts. Foreign currency hedging transactions by MATTHEWS KOREA FUND are not currently permitted under Korean laws and regulations.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on this basis. No income will accrue on securities purchased on a when-issued or delayed delivery basis until the securities are delivered. Each Fund will establish a segregated account in which it will maintain cash and U.S. Govern-ment securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities, forward commitments and delayed-de-livery transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, de-layed-delivery or a forward commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Advisor deems it appropriate to do so.

FUTURES CONTRACTS AND RELATED OPTIONS
The Funds may invest in futures contracts and options on futures contracts, including index contracts or foreign currencies for hedging purposes or to maintain liquidity. A Fund may not purchase or sell a futures contract; howev-er, unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 10% or less of its total assets.

At maturity, a futures contract obligates the Funds to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composi-tion of its portfolio holdings.

The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it be-comes obligated to purchase or sell a futures contract if the option is exer-cised. In anticipation of a market advance, the Funds may purchase call op-tions on futures contracts as a substitute for the purchase of futures con-tracts to hedge against a possible increase in the price of securities which the Funds intend to purchase. Similarly, if the market is expected to decline, the Funds might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with the Funds' position in a futures contract or option thereon, the Funds will create a segregated ac-count of liquid assets, such as cash, U.S. Government securities or other liq-uid high grade debt obligations, or will otherwise cover its position in ac-cordance with applicable requirements of the SEC.

RISK FACTORS OF OPTIONS, FUTURES AND FORWARD CONTRACTS
The primary risks associated with the use of futures contracts and options (commonly referred to as "derivatives") are: (i) imperfect correlation between the change in market value of the securities held by the Funds and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) the Advisor's ability to predict cor-rectly the direction of security prices, interest rates and other economic factors. For a further discussion see "INVESTMENT POLICIES AND TECHNIQUES" in the Statement of Additional Information.

ILLIQUID SECURITIES
MATTHEWS PACIFIC TIGER FUND and MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND will not knowingly invest more than 15% and MATTHEWS KOREA FUND will not know-ingly invest more than 10% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. With respect to liquidity determinations generally, the Company's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A, are liquid or illiquid. Accordingly, the Board of Trustees is responsible for developing and estab-lishing the guidelines and procedures for determining the liquidity of Rule 144A securities. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under SEC Rule 144A are subject to this 15% limit. Rule 144A allows for a broader institutional trad-ing market for securities otherwise subject to restriction on resale to the general pub-lic by establishing a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institu-tional buyers.

OPTIONS
The Funds may purchase and write put and call options on foreign or U.S. secu-rities and indices and enter into related closing transactions. A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer (the seller of the option) of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A Fund will only purchase call op-tions to the extent premiums paid on all outstanding call options do not ex-ceed 10% of that Fund's total assets. The Funds will only write call options on a covered basis. The Funds will receive premium income from writing call options, which may offset the cost of purchasing put options and may also con-tribute to the Funds' total return. The Funds may lose potential market appre-ciation, however, if the Advisor's judgment is incorrect with respect to in-terest rates, security prices or the movement of indices.

A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer (the seller of the option) at the exercise price during the option period and the writer of the option has the obligation to purchase the security from the purchaser of the option. A Fund will only purchase put options to the extent that the pre-miums on all outstanding put options do not exceed 10% of the Fund's total as-sets. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. The Funds will, at all times during which they hold a put option, own the security un-derlying such option. The Funds will receive premium income from writing put options, although they may be required, when the put is exercised, to purchase securities at higher prices than the current market price.

PORTFOLIO TURNOVER RATE
The Advisor buys and sells securities for the Funds whenever it believes it is appropriate to do so. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves corre-spondingly greater transaction costs. It is currently estimated that under normal market conditions the annual portfolio turnover rate for the Funds will not exceed 100%. Portfolio turnover rates may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e. over 100%) will generally result in higher transaction costs to the Funds and also may result in a higher level of taxable gain for a shareholder. Portfolio turnover for the Funds' most recent fiscal period are set forth in "FINANCIAL HIGHLIGHTS."

REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements to earn income. The Funds may only enter into repurchase agreements with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Funds' Board of Trustees. During the term of any repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller. Re-purchase agreements are considered under the 1940 Act to be collateralized loans by the Funds to the seller secured by the securities transferred to the Funds. Repurchase agreements under the 1940 Act will be fully collateralized by securities in which the Funds may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the re-purchase agreement should default on its obligation to repurchase the under-lying security, the Funds may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liqui-dating the security. A Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days. The Funds must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable. Matthews Korea Fund is not cur-rently permitted to engage in repurchase transactions in Korea under Korean laws and regulations.

SECURITIES LENDING
To increase return on portfolio securities, a Fund may lend its portfolio se-curities on a short-term basis to banks, broker/dealers and other institu-tional investors pursuant to agreements requiring that the loans be continu-ously secured by collateral equal at all times in value to at least the market value of the securities loaned. A Fund will not lend portfolio securities in excess of 33% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. Loans are made only to borrowers deemed by the Advisor to be of good standing however, and when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks. Lending portfolio securi-ties by MATTHEWS KOREA FUND is not currently permitted under Korean laws and regulations.

SECURITIES OF OTHER INVESTMENT COMPANIES
MATTHEWS PACIFIC TIGER FUND and MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND may invest in securities issued by other investment companies which invest in se-curities in which the Funds are permitted to invest. MATTHEWS KOREA FUND may invest in securities issued by other investment companies which invest a sub-stantial portion of their assets in Korean securities to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one in-vestment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. As a shareholder of an-other investment company, a Fund would bear along with other shareholders, its pro rata portion of the investment company's expenses, including advisory fees. In the case of closed-end investment companies, these expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

                        INVESTMENT STRATEGIES AND RISKS
                          SPECIFIC TO MATTHEWS ASIAN
                          CONVERTIBLE SECURITIES FUND

INTEREST RATE FUTURES CONTRACTS
MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. This Fund may enter into contracts for the future delivery of fixed-income securities commonly referred to as "interest rate futures contracts." These futures contracts will be used only as a hedge against anticipated interest rate changes. The Fund will not enter into an interest rate futures contract if immediately thereafter more than 5% of the value of the Fund's total assets will be committed to margin. The Fund also will not enter into an interest rate futures contract if immedi-ately thereafter the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract purchases would exceed 20% of the value of the Fund's total assets.

REVERSE REPURCHASE AGREEMENTS
In reverse repurchase agreements, the Fund sells a portfolio instrument to an-other party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse re-purchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account, cash, U.S. Government securities or other liquid, high-grade debt securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agree-ment. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Advisor. Such trans-actions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

                        INVESTMENT STRATEGIES AND RISKS
                        SPECIFIC TO MATTHEWS KOREA FUND

SHORT-SELLING
MATTHEWS KOREA FUND may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the mar-ket value of that security. The Fund is authorized to make short sales of se-curities or maintain a short position only for the purpose of deferring reali-zation of gain or loss for U.S. federal income tax purposes, provided that at all times when a short sale position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. To complete such a transac-tion, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the value of the Fund's net assets.

                                 RISK FACTORS
                              COMMON TO ALL FUNDS

RISKS ASSOCIATED WITH LOWER RATED SECURITIES
Securities rated below investment grade are subject to certain risks that may not be present with higher rated securities. The prices of fixed income secu-rities generally increase as interest rates fall and decrease as interest rates rise. The prices of lower rated securities have been found to be less sensitive to interest rate changes however, than higher-rated investments and have been more sensitive to broad economic changes, changes in the equity mar-kets and individual corporate developments. Thus, periods of economic uncer-tainty and change can be expected to result in increased volatility in the prices and yields of lower rated securities and thus in the Funds' net asset value.

Many lower-rated securities are not as liquid as higher-grade securities of the same maturity and amount outstanding. A Fund's responsibility to value ac-curately and its ability to sell lower-rated securities at the value placed on them by the Fund will be made more difficult to the extent that such securi-ties are thinly traded or illiquid. During such periods, there may be less re-liable objective information available and the judgment of the Company's Board of Trustees plays a greater role. Further, adverse publicity about either the economy or a particular issuer may adversely affect investor's perception of the value, and thus liquidity, of a lower rated security, whether or not such perceptions are based on a fundamental analysis.

RISKS ASSOCIATED WITH FOREIGN SECURITIES
Investments by the Funds in the securities of foreign issuers may involve in-vestment risks different from those of U.S. issuers including possible politi-cal or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign con-trols, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corpo-rations or the U.S. Government. There may be less publicly available informa-tion about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial re-porting standards, practices and requirements comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, and the absence of negotiated brokerage commissions in certain countries may re-sult in higher brokerage fees. With respect to certain foreign countries, there is a possibility of expropriation, nationalization, confiscatory taxa-tion, or diplomatic developments that could affect investments in those coun-tries.

In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets generally are more ex-pensive than in the United States.

RISKS ASSOCIATED WITH EMERGING MARKETS
Investing in securities of issuers in Asia and the Pacific Basin involves spe-cial risks. First, the Funds' investment focus on that region makes the Funds particularly subject to political, social, or economic conditions experienced in that region. Second, many of the countries in Asia and the Pacific Basin constitute so-called "devel-oping" or "emerging" economies and markets. The risks of investing in foreign markets generally are greater for investments in developing markets. Addi-tional risks of investment in such markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets in such countries and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds' loss of its entire investment in that market; and (iv) less devel-oped legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

For further information, see "SPECIAL CONSIDERATIONS AFFECTING THE PACIFIC BA-SIN" in the Statement of Additional Information.

RISKS ASSOCIATED WITH FOREIGN CURRENCY
The U.S. dollar market value of the Funds' investments and of dividends and interest earned by the Funds may be significantly affected by changes in cur-rency exchange rates. The value of Funds assets denominated in foreign curren-cies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Although the Funds may attempt to manage currency exchange rate risks, there is no assurance that the Funds will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Funds increase their exposure to a currency and that currency's price subsequently falls, such currency man-agement may result in increased losses to the Funds. Similarly, if the Funds decrease their exposure to a currency and the currency's price rises, the Funds will lose the opportunity to participate in the currency's appreciation. Some currency prices may be volatile, and there is the possibility of govern-mental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Funds. Foreign investments which are not U.S. dollar denominated may require the Funds to convert assets into for-eign currencies or to convert assets and income from foreign currencies to U.S. dollars. Normally, exchange transactions will be conducted on a spot, cash or forward basis at the prevailing rate in the foreign exchange market.

                           RISK FACTORS SPECIFIC TO
                          MATTHEWS ASIAN CONVERTIBLE
                                SECURITIES FUND

The Asian convertible bond market has developed largely as a result of the complementary interests of issuers seeking funding in international capital markets, and international investors seeking to commit capital in the Pacific Rim. The proceeds of these securities have typically been used to finance on-going business activity (such as expansion of operations) or to retire more costly debt. Proceeds typically have not been used for corporate restructuring (such as leveraged buyouts). Despite the fact that many of the issuers are well known in domestic and, sometimes, international capital markets, most Asian convertible securities (excluding Japan) are unrated and many would likely be considered below "investment grade" if they were rated. This lack of an independent credit opinion constitutes an additional risk.

RISKS ASSOCIATED WITH EUROCONVERTIBLE SECURITIES
Most of the convertible securities in which the Fund will invest are unrated by any rating agency and, therefore, there is no objective standard against which the Advisor may evaluate such securities. Investing in a convertible se-curity denominated in a currency different from that of the security into which it is convertible exposes the Fund to currency risk.

The theoretical value of convertible securities varies with a number of fac-tors including the value and volatility of the underlying stock, the level and volatility of the interest rates, the passage of time, dividend policy, and other variables. Euroconvertible securities, specifically, are also influenced by the level and volatility of the foreign exchange rate between the security's currency and the underlying stock's currency. While the volatility of convertible fixed income securities will typically be less than that of the underlying securities, the volatility of warrants will typically be greater than that of the underlying securities.

                         MATTHEWS INTERNATIONAL FUNDS
It only takes a few moments to fill out this step by step application. If you have any questions, call us at (800) 789-ASIA, from 8:30 A.M. to 5:30 P.M. Pacific Coast Time or at (800) 892-0382 from 9:00 A.M. to 5:00 P.M. Eastern Time. Please print your information and send your signed application to Matthews International Funds, C/O FPS Services, Inc. P.O. Box 61503, 3200 Horizon Drive, King of Prussia, PA, 19406-0903.

 1  CHOOSE YOUR INVESTMENTS

There is an initial investment minimum of $1,000.00, $250.00 for a Retirement Plan account.

[_] Matthews Pacific Tiger   $
                             ------------------------      Make check payable to the appropriate Fund. If you have an account in another Matthews Fund registered under the same
[_] Matthews Asian                                         name and tax identification number and would like to use the
    Convertible Securities   $                             same account number below, please indicate the following:
                             ------------------------
                                                           ---------------------------    -----------------------------
[_] Matthews Korea           $                                      First Name                      Account #
                             ------------------------

    Total Investment         $
                             ------------------------

 2  INVESTMENT METHOD

[_] BY CHECK: I have enclosed a check for $ _________      [_] BY WIRE: Federal Funds were wired on
                                                                   /   /    for Acct. #
                                                               ------------             -------------------
                                                                MO. DAY YR.

 3  ACCOUNT REGISTRATION

[_] INDIVIDUAL OR JOINT ACCOUNT                            [_] TRUST

                                                                                                       as trustee(s) of
    -------------------------------------------------          ---------------------------------------
                      OWNER'S NAME                                         TRUSTEE(S) NAME

                         -    -                                                                      for the benefit of
    -------------------------------------------------          -------------------------------------
                OWNER'S SOCIAL SECURITY NO.                           NAME OF TRUST AGREEMENT


    -------------------------------------------------          --------------------------------------------------------
                   JOINT OWNER'S NAME                                             BENEFICIARY'S NAME

                         -    -                                        -                               /   /
    -------------------------------------------------          --------------------------   ---------------------------
            JOINT OWNER'S SOCIAL SECURITY NO.                      TAXPAYER ID NUMBER         DATE OF TRUST AGREEMENT

[_] GIFT OR TRANSFER TO A MINOR                            [_] CORPORATION, PARTNERSHIP OR OTHER ENTITY

                                     as custodian for
    --------------------------------                           --------------------------------------------------------
            CUSTODIAN NAME                                                NAME OF CORPORATION OR OTHER ENTITY

                                            under the
    ---------------------------------------                    --------------------------------------------------------
                 MINOR'S NAME                                                      TITLE OF ENTITY

                Uniform Gifts/Transfers to Minors Act                    -
    -----------                                                --------------------------------------------------------
       STATE                                                                       TAXPAYER ID NUMBER

             -       -                  /    /
    ---------------------------  --------------------
    MINOR'S SOCIAL SECURITY NO.     DATE OF BIRTH

 4  ADDRESS                                                5 DIVIDEND OPTIONS


    -------------------------------------------------
                  STREET OR P.O. BOX                       [_] Receive all dividends and capital gains.

    -------------------------------------------------
                    CITY, STATE, ZIP                       [_] Pay all dividends and capital gains to me by check.
    (   )                     (   )
    -----------------------   -----------------------
           DAY PHONE               EVENING PHONE           [_] Pay all dividends by check and reinvest capital gains.

    CITIZEN OF:
    [_] U.S.          [_] OTHER                            All distributions will be reinvested unless otherwise indicated.
                                ---------------------
                                   PLEASE SPECIFY

 6 TELEPHONE OPTIONS

You automatically have the ability to exchange, redeem and purchase shares by telephone unless you check the boxes below. Proceeds of telephone redemption requests are paid by check and mailed to the address of record or wired to your bank account. Exchanges must be between identically registered accounts. See the prospectus for details.

TELEPHONE EXCHANGE       [_]Yes  [_]No   liable for properly acting upon telephone instructions believed to be genuine. Please attach a voided check on the Transfer account
TELEPHONE PURCHASE       [_]Yes  [_]No   and complete below.

TELEPHONE REDEMPTION     [_]Yes  [_]No   ------------------------------------------------------------------
                                                                    Name of Bank
I (we) authorize FPS Services to
honor telephone instructions for my      ------------------------------------------------------------------
(our) account. Neither the Fund nor                     City                         State
FPS Services will be
                                         ------------------------------------------------------------------
                                          Bank Exchange Number      Account Number [_] Checking [_] Savings

7 SIGNATURE CERTIFICATION

The following is required by Federal tax law to avoid 20% backup withholding; "By signing below, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct (or I am waiting for a number to be issued to me), and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box." If you have been notified by the
IRS that you are subject to backup withholding, check box [_] . "The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding."

Receipt of current prospectus is hereby acknowledged.

                   --------------------------------------------------------------
                   Signature    [_] Owner    [_] Custodian    [_] Trustee    Date

                   --------------------------------------------------------------
                   Signature of Joint Owner (if applicable)                  Date

8 DEALER INFORMATION

The undersigned ("Dealer") agrees to all applicable provisions in this application and guarantees the genuineness of the signature on the application. If the shareholder does not sign this application, the
Dealer warrants that this Application is completed in accordance with the shareholder's instructions and agrees to indemnify the Fund, the Distributor and FPS Services, Inc. for any loss or liability from acting or relying upon such instructions.

---------------------------------   ---------------------------------    ----------------------------------
           DEALER NO.                           BRANCH NO.                             REP. NO.

---------------------------------------------------   -----------------------------------------------------
                    FIRM NAME                                               REP'S NAME

-----------------------------------------------------------------------------------------------------------
                                               FIRM ADDRESS

---------------------------------------------------   -----------------------------------------------------
          AUTHORIZED SIGNATURE OF DEALER                                REP'S SIGNATURE

            MATTHEWS INTERNATIONAL FUNDS AUTOMATIC INVESTMENT PLAN

Please complete this application and mail to: Matthews International Funds, C/O FPS Services, Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, PA 19406-0903.

Shareholder Services:

This letter serves as your authorization to set up an Automatic Investment Plan for my Matthews International Funds account.

Please start an automatic investment plan. I would like you to invest $
                                                                       -------
($100 Min.) each month. The money should be debited from my bank account on the [ ]10th [ ]15th [ ]20th of each month and should be invested in the following account.

[ ] I am in the process of               [ ] Matthews Asian Convertible
    establishing a new Account.              Securities Fund

[ ] Matthews Pacific Tiger Fund          [ ] Matthews Korea Fund


                                         Account Number #
                                                          ---------------------

--------------------------------------   --------------------------------------
            Bank Account #               Registration of account to be debited


--------------------------------------   --------------------------------------
             Name of Bank                            Street Address

------------------------   ------------------------    ------------------------
          City                      State                      Zip Code

Bank's ABA Number (9 digits)
                             --------------------------------------------------
Signature of Bank
  account owner(s)
                   ------------------------------------------------------------

                   ------------------------------------------------------------

                 PLEASE ATTACH A VOIDED CHECK OR DEPOSIT SLIP

  I (we) understand that my (our) ACH debit will be dated on the day of each month indicated above. If that day falls on a day in which the NYSE is not open for business, the debit will occur on the next available business day. I (we) agree that if such debit is not honored, FPS Services reserves the right to discontinue this service and any share purchase made upon such deposit will be cancelled. I (we) further agree that if the net asset value of shares purchased is less when said purchase is cancelled than when the purchase was made, FPS Services, Inc. shall be authorized to liquidate other assets or fractions thereof held in my (our) account to make up the deficiency. This Automatic Investment Plan may be discontinued by FPS Services, Inc. upon 30 days written notice or at any time by the investor by written notice to FPS Services, Inc. which is received no later than 5 business days prior to the above designated investment date.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

RISKS ASSOCIATED WITH FIXED-INCOME SECURITIES
All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the is-suer to meet interest or principal payments or both as they come due. The in-terest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securi-ties decline, and when interest rates fall, prices rise.

In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Con-versely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dol-lars. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and ex-pected levels of interest rates in the country or countries.

                           RISK FACTORS SPECIFIC TO
                              MATTHEWS KOREA FUND

Because the Fund intends to invest primarily in equity securities of South Ko-rean companies, an investor in the Fund should be aware of certain risks re-lating to South Korea, the Korean securities markets and international invest-ments generally which are not typically associated with U.S. domestic invest-ments. In addition, the Fund may be more volatile than a geographically di-verse fund.

SECURITY VALUATION CONSIDERATIONS
The Korean government currently imposes significant restrictions and controls for foreign investors. As a result, the Fund may be limited in its investments or precluded from investing in certain Korean companies, which may adversely affect the performance of the Fund. Under the current regulations, foreign in-vestors are allowed to invest in almost all shares listed on the Korean Stock Exchange (the "KSE"), subject to a 3% limit by a particular foreign investor and a 12% limit by all foreign investors as a group. The 3% and 12% limita-tions are reduced to 1% and 8%, respectively, for certain government-desig-nated public corporations with shares listed on the KSE. As a result of these limitations, many of the securities trade among non-Korean residents at a pre-mium over the market price. Foreign investors may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that the Fund, if it purchases such shares at a premium, will be able to realize such premium on the sale of such shares or that such premium will not be adversely affected by changes in regu-lations or otherwise. Such securities will be valued at fair value as deter-mined in good faith by the Board of Trustees.

RISKS ASSOCIATED WITH INVESTING IN KOREAN SECURITIES
Investments by the Fund in the securities of Korean issuers may involve in-vestment risks different from those of U.S. issuers, including possible polit-ical, economic or social instability in Korea, and by changes in Korean law or regulations. In addition, there is the possibility of the imposition of cur-rency exchange controls, foreign withholding tax on the interest income pay-able on such instruments, foreign controls, seizure or nationalization of for-eign deposits or assets, or the adoption of other foreign government restric-tions that might adversely affect the Korean securities held by the Fund. Po-litical instability and/or military conflict involving North Korea may ad-versely affect the value of the Fund's assets. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corpora-tions or the U.S. Government. There may be less publicly available information about a Korean company than about a domestic company. Brokers in Korea may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress. Addi-tionally, Korean accounting, auditing and financial reporting standards and requirements differ, in some cases, significantly, from those applicable to U.S. issuers. In particular the assets and profits appearing on the financial statements of a

Korean issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. There is a possibility of expropriation, nationalization, confiscatory taxation, or dip-lomatic developments that could affect investments in Korea.

In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets generally are more ex-pensive than in the United States. Therefore, the operating expense ratio of the Fund can be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

RISKS ASSOCIATED WITH THE KOREAN SECURITIES MARKETS
The Korean securities markets are smaller than the securities markets of the U.S. or Japan. Specifically, the following considerations should be considered by investors of the Korean securities markets: (I) certain restrictions on foreign investment in the Korean securities markets may preclude investments in certain securities by the Fund and limit investment opportunities for the Fund; (ii) fluctuations in the rate of exchange between the dollar and the Won with the resultant fluctuations in the net asset value of the Fund; (iii) sub-stantial government involvement in, and influence on, the economy and the pri-vate sector; (iv) political, economic and social instability, including the potential for increasing militarization in North Korea; (v) the substantially smaller size and lower trading volume of the securities markets for Korean eq-uity securities compared to the U.S. or Japanese securities markets, resulting in a potential lack of liquidity and increased price volatility; (vi) the risk that the sale of portfolio securities by the Korean Securities Stabilization Fund (the "Stabilization Fund"), a fund established in order to stabilize the Korean securities markets, or other large Korean institutional investors, may adversely impact the market value of securities in the Fund's portfolio: (vii) the risk that less information with respect to Korean companies may be avail-able due to the fact that Korean accounting, auditing and financial reporting standards are not equivalent to those applicable to U.S. companies; and (viii) heavy concentration of market capitalization and trading volume in a small number of issuers, which result in potentially fewer investment opportunities for the Fund.

RISKS ASSOCIATED WITH NORTH KOREA
Following World War II, the Korean peninsula was partitioned. The demilita-rized zone at the boundary between Korea and North Korea was established after the Korean War of 1950-1953 and is supervised by United Nations forces. The United States maintains a military force in Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension although negotiations to ease tensions and resolve the political divi-sion of the Korean peninsula have been carried on from time to time. There also have been efforts from time to time to increase economic, cultural and humanitarian contacts between North Korea and Korea. There can be no assurance that such negotiations or efforts will continue to occur or will result in an easing of tension between North Korea and Korea.

Political, economic and social uncertainty in North Korea, and the risk of military action may adversely affect the prices of the Fund's portfolio secu-rities. Military action or the risk of military action or the economic col-lapse of North Korea could have a material adverse effect on Korea, and conse-quently, on the ability of the Fund to achieve its investment objective. Lack of available information regarding North Korea may be the greatest risk fac-tor.

RISKS ASSOCIATED WITH THE INFLUENCE OF THE KOREAN GOVERNMENT
The Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The Korean gov-ernment from time to time has informally influenced the payment of dividends and the prices of certain products, encouraged companies to invest or to con-centrate in particular industries, induced mergers between companies in indus-tries suffering from excess capacity and induced private companies to publicly offer their securities. The Korean government has sought to minimize excessive price volatility on the KSE through various steps, including the imposition of limitations on daily price movements of securities.

RISKS ASSOCIATED WITH A NON-DIVERSIFIED INVESTMENT COMPANY
The Fund is a "non-diversified" investment company, which means that it may invest a larger portion of its assets in the securities of a single issuer than a diversified fund. An in-vestment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory develop-ments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers. The Fund intends to comply with the diversification and other requirements howev-er, applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended. See "Dividends and Taxes."

                            MANAGEMENT OF THE FUNDS

THE BOARD OF TRUSTEES
The Company has a Board of Trustees that establishes the Funds' policies and supervises and reviews the management of the Funds. The day-to-day operations of the Funds are administered by the officers of the Company and by the Advi-sor pursuant to the terms of the Investment Advisory Agreement with the Funds. The Funds' Trustees review the various services provided by the Advisor to en-sure that the Funds' general investment policies and programs are being prop-erly carried out and that administrative services are being provided to the Funds in a satisfactory manner. Information pertaining to the Trustees and ex-ecutive officers of the Trust is set forth below.

G. PAUL MATTHEWS*, Chairman of the Board of Trustees and President; 655 Mont-gomery Street, Suite 1438, San Francisco, CA 94111; President, founder and Chief Investment Officer of Matthews International Capital Management since 1991; prior thereto President, G.T. Capital Holdings, San Francisco parent of G.T.'s U.S. operations, with responsibility for all G.T.'s U.S. activities from 1988 through 1989; prior thereto, Managing Director, G.T. Management
(Asia), based in Hong Kong, and member of G.T. Group's London board of direc-tors from 1986 through 1989. Retained overall responsibility for all Asian in-vestments of the group (excluding Japan); worked with G.T. Group in Hong Kong from 1982 through 1988.

JOHN H. DRACOTT*, Trustee and Vice-President and Secretary; 655 Montgomery Street, Suite 1438, San Francisco, CA 94111; International mutual fund consul-tant since 1991; President, Tyndall Distributors from 1988 through 1990; prior thereto Senior Vice President, Integrated Capital Services from 1983 through 1988.

RICHARD K. LYONS, Trustee; Haas School of Business, University of California, Berkeley, CA; Assistant Professor (Step V), Haas School of Business, Univer-sity of California, Berkeley since Fall 1993; Associate Professor, Graduate School of Business & School of International and Public Affairs, Columbia Uni-versity, Fall 1991 to Fall 1993; Professor, Graduate School of Business, Co-lumbia University, Fall 1987 to Fall 1991; Visiting Scholar, Foundation for Advanced Information and Research (FAIR), Tokyo, Japan, Summer 1989.

ROBERT K. CONNOLLY, Trustee; P.O. Box 94, Sonoma, CA 95476; Retired; Most re-cently until August 1990, Institutional Sales Manager and Securities Analyst for Barrington Research Associates; 32 years in Institutional Sales throughout the U.S. and Europe; for 20 years acted as an Officer and Senior Officer to New York Stock Exchange Member Firms; including Spencer Trask & Co., A.G. Becker Paribas and Wheat First Securities.

DONG WOOK PARK*, Trustee; Director, Portfolio Manager and head of the Interna-tional Department, Daewoo Capital Management Co., Ltd., Daewoo Securities Building, 34-3, Yoido-dong, Yungdungpo-go, Seoul, Korea. Mr. Park has over twenty years of investing experience and since 1984 has headed the investment advisory team for a closed-end fund specializing in Korean investments. When the Korea stock market was opened to foreign investors in 1992, he pioneered in creating several investment vehicles for foreign investors. Mr. Park has also launched two international funds which invest in the Pacific Rim and Ja-pan.

DAVID FITZWILLIAM-LAY, Trustee; 26 Chalfont House, 19 Chesham Street, London, SWIX 8NG, United Kingdom; Director, USDC Investment Trust PLC and Berry Starquest PLC; Mr. FitzWilliam-Lay retired in 1993 after three and a half years as Chairman of G.T. Management PLC, an international investment manage-ment company; prior thereto, Chairman of G.T. Management PLC's principal sub-sidiary companies (United States,

Japan and Hong Kong) and Group Chief Executive. Mr. FitzWilliam-Lay joined the G.T. Management Group in 1978 and was involved in international business de-velopment and client services in the United Kingdom, Europe, South East Asia, Australia, Japan and the United States. He was a member of the Board of Gover-nors of the National Association of Securities Dealers, Washington, DC between 1987 and 1990.

NORMAN BERRYESA, Trustee; 100 Bush Street, Suite 1000, San Francisco, CA 94109; Independent Contractor, Emmett Larkin Co., Inc., since 1983; President & CEO of Gallegoes Institutional Investors Inc. from 1990 to 1994.

*These Trustees are considered "interested persons" of the Funds as defined under the Act.

The Trustees of the Funds receive fees and expenses for each meeting of the Board of Trustees they attend. However, no officer or employee of the Advisor receives any compensation from the Funds for acting as a Trustee of the Funds. The officers of the Funds receive no compensation directly from the Fund for performing the duties of their offices.

THE INVESTMENT ADVISOR
The Advisor, which has its offices at 655 Montgomery Street, Suite 1438, San Francisco, California 94111, serves as the Funds' investment advisor and man-ager and is an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Advisor advises private and institutional accounts, which include both U.S. and non-U.S. investors. The Advisor was founded in 1991 by G. Paul Matthews to manage international portfolios for North American clients and to provide U.S. investments for non-U.S. clients. The Advisor spe-cializes in Asian-Pacific investments and manages assets in a U.S. domiciled partnership, offshore funds and separate accounts. Total assets under manage-ment as of December 9, 1996 were $70 million. Mr. Matthews may be deemed to be a control person of the Advisor on the basis of his ownership of stock of the Advisor. The Advisor recently reorganized its business structure from a corpo-ration to a limited liability company. In connection with this reorganization, Convergent Capital Management, Inc. ("Convergent") made an equity investment in the Advisor and obtained a right of first refusal and an option to purchase additional interests, the exercise of which could result in a change in con-trol of the Advisor at some time in the future. Any such change in control would be subject to the prior approval of the holders of at least a majority of the outstanding shares of the respective Funds. The Advisor does not pres-ently serve as investment advisor to any other investment companies in the United States.

The Funds have retained the Advisor to invest the Funds' assets, manage the Funds' business affairs and supervise its overall day-to-day operations. Pur-suant to an investment advisory agreement with the Funds, the Advisor provides advice on buying and selling securities in accordance with the Funds' invest-ment policies, limitations and restrictions. The Advisor also furnishes the Funds with office space and certain administrative and clerical services, and provides the personnel needed by the Funds with respect to the Advisor's re-sponsibilities under the investment advisory agreement.

For providing investment advisory services, the Funds pay the Advisor a monthly fee calculated daily by applying an annual rate of 1.00% to the Funds' assets. While the advisory fee paid by the Funds is higher than that paid by most other investment companies, the fee is comparable to the fees paid by other investment companies with similar investment objectives and policies. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain expenses of the Funds without further no-tification of the commencement or termination of any such waiver or absorp-tion. Any such waiver or absorption will have the effect of lowering the over-all expense ratio of the Funds and increasing the Funds' overall return to in-vestors at the time any such amounts are waived and/or absorbed. The Advisor has agreed to waive that portion of its advisory fee equal to the total ex-penses of the Funds for any fiscal year which exceeds the permissible limits applicable to each Fund in any state in which its shares are then qualified for sale. Any reductions made by the Advisor in its fees are subject to reim-bursement by the Funds within the following three years provided the Funds are able to effect such reimbursement and remain in compliance with applicable ex-pense limitations. In addition, the Advisor may engage certain or-ganizations, at the Advisor's expense, to assist in the distribution of the shares of the Fund or to provide services to the Funds' shareholders.

The terms of the Funds' investment advisory agreement permit the Advisor, at its own expense, to obtain statistical and other factual information and ad-vice as it deems necessary or desirable to fulfill its investment responsibil-ities under the contract.

As of December 27, 1996, the Advisor has voluntarily undertaken to reimburse MATTHEWS PACIFIC TIGER FUND, MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND and MATTHEWS KOREA FUND for operating expenses in excess of 1.90%, 1.90% and 2.50%, respectively. Such fee reimbursements may be terminated at the discre-tion of the Advisor. The Advisor has also agreed to waive that portion of its advisory fee equal to the total expenses of a Fund for any fiscal year which exceeds the permissible limits applicable to a Fund in any state in which its shares are then qualified for sale.

DAEWOO CAPITAL MANAGEMENT CO., LTD.
Daewoo Capital Management Co., Ltd. acts as Korean Advisor to the Advisor, pursuant to a Research and Advisory Agreement with the Advisor. The Korean Ad-visor has its main offices at 34-3, Yoido-dong, Yungdungpo-gu, Seoul 150-010, Korea. The Korean Advisor, organized in 1988 under the laws of the Republic of Korea, is an investment advisor registered under the United States Investment Advisers Act of 1940. The Korean Advisor is a wholly owned subsidiary of Daewoo Securities Co., Ltd., the largest Korean securities firm, and an affil-iate of Daewoo Research Institute. Total assets under management as of Decem-ber 9, 1996 were in excess of $2 billion. Daewoo Securities Co., Ltd. is af-filiated with Daewoo Corporation, a conglomerate headquartered in Seoul, Ko-rea. Daewoo Corporation and certain affiliates of Daewoo Corporation own ap-proximately 12% of Daewoo Securities Co., Ltd. Orders for the purchase and sale of securities of the Fund's portfolio may be placed with Daewoo Securi-ties Co., Ltd., as well as with other Korean brokers.

The Korean Advisor provides an investment program for MATTHEWS KOREA FUND sub-ject to the supervision of the Advisor in accordance with the objective and policies of the Fund. The Korean Advisor provides such investment advice, re-search and assistance as the Advisor may from time to time request. The Korean Advisor makes specific investment recommendations, which are then evaluated by the Advisor's research department and portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund.

For its services, the Advisor pays the Korean Advisor a monthly fee equal to an annual rate of 0.50% of the Fund's month-end net assets. For purposes of computing the monthly fee, the value of the net assets of the Fund is deter-mined as of the close of business on the last business day of each month. The annual fee is payable in U.S. dollars.

PORTFOLIO MANAGEMENT
Investment decisions for the Funds are made by a team of portfolio managers at Matthews International Capital Management L.L.C., including G. Paul Matthews and Mark Headley. Mr. Matthews is responsible for overseeing all investments made by the Funds.

Mr. Matthews is also General Partner and portfolio manager of the M.I.C. Asia-Pacific L.P. and responsible for the overall management of the Emerging Asian Strategies Fund and all other investment portfolios managed by Matthews Inter-national Capital Management, L.L.C.

Mark Headley joined Matthews International in April 1995 as Managing Director and as Senior Analyst on the investment team. He has 8 years of experience in the Asian Tiger Markets. He was a member of the team which managed the first open-ended Asia ex-Japan fund, the Tyndall Newport Tiger Fund (now the Colo-nial Newport Tiger Fund) and was Vice President of Newport Pacific Management. In 1992, Headley moved to Hong Kong, where he served as a Director of Regent Fund Management. He returned in 1993 to join Litmin/Gregory & Co. as Director of International Investments.

Both Mr. Headley and Mr. Matthews travel extensively to Asia to conduct re-search relating to those markets.

                          ADMINISTRATION OF THE FUNDS

THE UNDERWRITER
FPS Broker Services, Inc. (the "Underwriter"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, has been engaged as the Underwriter of the shares of the Company pursuant to a written agreement. The Underwriter's duties under the agreement are limited to the facilitation of the registration of shares of the Company under state securities laws.

THE ADMINISTRATOR
FPS Services, Inc. ("FPS"), 3200 Horizon Drive, P.O. Box 61503, King of Prus-sia, PA 19406-0903 serves as administrator to the Company pursuant to an Ad-ministrative Services Agreement. The services FPS provides to the Company in-clude: the coordination and monitoring of any third parties furnishing serv-ices to the Funds; providing the necessary office space, equipment and person-nel to perform administrative and clerical functions for the Funds; preparing, filing and distributing proxy materials and periodic reports to shareholders, registration statements and other documents; and responding to shareholder in-quiries. Pursuant to this agreement, FPS receives a fee at the annual rate of
 .15% on the first $75 million of total average net assets, .10% on the next $75 million of total average net assets and .05% of total average net assets in excess of $150 million. Such fee shall not be less than $70,000 per year for all series of the Company.

FUND EXPENSES
The Funds are responsible for their own operating expenses, including, but not limited to: advisory fees; expenses for printing and distribution costs of prospectuses and reports to shareholders; brokerage fees and commissions; fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Company or of additional Funds; transfer agent, custodian, administrator, legal and auditing fees; the expenses of obtaining quotations of portfolio securities and of pricing the Funds' shares; trade association dues; all costs associated with shareholder meetings and the preparation and dissemination of proxy materials; and other expenses relating to the Funds' operations; costs of liability insurance and fidelity bonds; fees for Trustees who are not "interested persons" of the Ad-visor; and any extraordinary and nonrecurring expenses which are not expressly assumed by the Advisor.

THE CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AND PRICING AGENT
The Bank of New York, 90 Washington Street, New York, New York 10286 is the custodian for the cash and securities of the Funds. FPS serves as the Funds' transfer agent. As transfer agent, it maintains the records of each sharehold-er's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribu-tion disbursing agent and performs other shareholder service functions. As fund accounting agent, FPS performs certain accounting and pricing services for the Funds, including the daily calculation of the Funds' net asset value.

                              PURCHASE OF SHARES

IN GENERAL
Shares of each Fund may be purchased directly from the Funds at the net asset value next determined after receipt of the order in proper form by the trans-fer agent. There is no sales load or charge in connection with the purchase of shares. Each Fund's shares are offered for sale by FPS Broker Services, Inc., the Funds' Underwriter, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, (800) 892-0382.

The minimum initial investment for each Fund is $1,000. Subsequent investments for each Fund will be accepted in minimum amounts of $250. The minimum initial investment for IRAs, 401(k), 403(b)(7) plans and other retirement plans is $250. Subsequent investments for any retirement plan is $50.

The Funds reserve the right to reject any purchase order and to suspend the offering of shares of the Funds. The Funds also reserve the right to vary the initial investment minimum and minimums for additional investments at any time. In addition, the Advisor may waive the minimum initial investment re-quirement for any investor.

Purchase orders for shares of each Fund that are received by FPS in proper form by the close of regular trading on the New York Stock Exchange ("NYSE")

(currently 4:00 p.m. Eastern time), on any day that the NYSE is open for trad-ing, will be purchased at the Fund's next determined net asset value. Orders for each Fund shares received after 4:00 p.m. Eastern time will be purchased at the next-determined net asset value determined the business day following receipt of the order.

Shares of each Fund may be purchased by mail, by wire, by telephone and through broker/dealers.

PURCHASES BY MAIL
Shares of each Fund may be purchased initially by completing the application accompanying this Prospectus and mailing it to the transfer agent, together with a check payable to the respective Fund, c/o 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

Subsequent investments in an existing account in each Fund may be made at any time by sending a check payable to the respective Fund c/o FPS Services, Inc., P.O. Box 412797, Kansas City, MO 64141-2797. Please enclose the stub of your account statement and indicate the amount of the investment.

PURCHASES BY WIRE
Investors who wish to purchase shares of each Fund by federal funds wire should first call the transfer agent at (800) 892-0382 to advise the transfer agent that you intend to make an investment by wire and to request an account number if establishing a new account. You must also furnish the respective Fund with your social security number or other tax identification number. Fol-lowing notification to the transfer agent, federal funds and registration in-structions should be wired through the Federal Reserve System to:

                              UMB BANK KC NA
                               ABA # 10-10-00695
                            FOR: FPS SERVICES, INC.
                               A/C 98-7037-071-9
                       FBO "MATTHEWS PACIFIC TIGER FUND"
                 "MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND"
                                      OR
                             "MATTHEWS KOREA FUND"
                     "SHAREHOLDER NAME AND ACCOUNT NUMBER"

For initial purchases, the shareholder should complete and mail the applica-tion with signature(s) of registrant(s) to the transfer agent subsequent to the initial wire. Investors should be aware that banks generally impose a wire service fee. The Funds will not be responsible for the consequence of delays, including delays in the banking or Federal Reserve wire systems.

Federal funds wires and other direct purchase orders received by FPS by 4:00 p.m., Eastern time and accompanied by check or wire, are confirmed by that day's public offering price. Direct purchase orders accompanied by check or wire received by FPS after 4:00 p.m., Eastern time, are confirmed at the pub-lic offering price determined on the following business day.

PURCHASES THROUGH BROKER/DEALERS
The Funds may accept telephone orders from brokers, financial institutions or service organizations which have been previously approved by the Funds. It is the responsibility of such brokers, financial institutions or service organi-zations to promptly forward purchase orders and payments for the same to the respective Fund. Shares of each Fund may be purchased through brokers, finan-cial institutions, service organizations, banks, and bank trust departments, each of which may charge the investor a transaction fee or other fee for its services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Funds.

Wire orders for shares of each Fund received by dealers prior to 4:00 p.m., Eastern time, and received by FPS before 5:00 p.m., Eastern time, on the same day are confirmed at that days's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with FPS before 5:00 p.m., Eastern time.

SUBSEQUENT INVESTMENTS
Once an account has been opened, subsequent purchases may be made by mail, bank wire, exchange, automatic investing or direct deposit. The minimum for subsequent investments for each Fund is $250. The minimum for subsequent in-vestments for all retirement accounts is $50. When making additional invest-ments by mail, simply return the remittance portion of a previous confirma-tion with your investment in the envelope provided with each confirmation statement. Your check should be made payable to the respective Fund and mailed to the respective Fund c/o FPS Services, Inc., P.O. Box 412797, Kansas City, MO 64141-2797. Orders to purchase shares are effective on the day FPS receives your check or money order.

All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned. The Funds and FPS each reserve the right to reject any purchase order in whole or in part.

                              EXCHANGE OF SHARES

IN GENERAL
Shares of any of the Funds may be exchanged for shares of any of the other Funds within the Company, provided such other shares may be sold legally in the state of the investor's residence. The Company currently consists of three separate Funds known as: MATTHEWS PACIFIC TIGER FUND, MATTHEWS ASIAN CONVERT-IBLE SECURITIES FUND and MATTHEWS KOREA FUND.

Exchanges are subject to the minimum initial investment requirement for the respective Fund. Requests for telephone exchanges must be received by FPS by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time) on any day that the NYSE is open for regular trading. Shares may be exchanged by:
(1) written request, or (2) telephone, if a special authorization form has been completed in advance and is on file with the Transfer Agent. A redemption fee may apply.

The exchange privilege is a convenient way to respond to changes in your in-vestment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. You may make exchanges by mail or by telephone if you have previously signed a telephone authorization on the application form. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The purchase of shares for any of the Funds through an exchange transaction is ac-cepted immediately. You should keep in mind that for tax purposes an exchange is treated as a redemption, which may result in taxable gain or loss, and a new purchase, each at net asset value of the appropriate Fund. The Funds and FPS reserve the right to limit, amend, impose charges upon, terminate or oth-erwise modify the exchange privilege on 60 days' prior written notice to shareholders.

                             REDEMPTION OF SHARES

IN GENERAL
Shareholders may redeem their shares of the Funds on any business day that the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. Such redemption proceeds may however, be reduced by the amount of any applicable redemption fee. See "Redemption Fee" below. The Funds normally send redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form. Payment may also be made by wire directly to any bank previously designated by the shareholder on a shareholder account application. There is a $9.00 charge for redemptions made by wire. Please note that the shareholder's bank may also im-pose a fee for wire service. There may be fees for redemptions made through brokers, financial institutions and service organizations.

Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds calculate their net asset value are effective that day. Redemption requests received after the close of the NYSE will be effected at the net asset value per share determined on the next business day following receipt. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

The Funds will satisfy redemption requests in cash to the fullest extent fea-sible, so long as such payments would not, in the opinion of the Board of Trustees, result in the necessity of the Funds to sell assets under disad-vantageous conditions or to the detriment of the remaining shareholders of the Funds.

Pursuant to the Funds' Trust Instrument, payment for shares redeemed may be made either in cash or in kind, or partly in cash and partly in-kind. When payments are made in-kind the securities used for such payment must be readily marketable. The Funds have elected, pursuant to Rule 18f-1 under the 1940 Act however, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Funds, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Funds. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds. In-kind payments need not constitute a cross-section of the Funds' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and where the Funds complete such redemption in-kind, the Funds will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption but the shareholder will recog-nize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is re-stricted or the NYSE is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has by order permitted such suspension; (3) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or deter-mination of the value of the net assets of the Funds not reasonably practicable.

REDEMPTION BY MAIL
Shares may be redeemed by submitting a written request for redemption to FPS, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

A written request must be in good order which means that it must: (i) identify the shareholder's account name and account number; (ii) state the number of shares or dollar amount to be redeemed; (iii) be signed by each registered owner exactly as the shares are registered; and (iv) identify the name of the Fund. To prevent fraudulent redemptions, a signature guarantee for the signa-ture of each person in whose name the account is registered is required for any of the following: (i) on all written redemptions requests over $100,000;
(ii) if the proceeds (any amount) are to be paid to someone other than the registered owner(s) of the account; or (iii) if the proceeds are to be sent to any address other than the shareholder's address of record, pre-authorized bank account or brokerage firm account. Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securi-ties Exchange Act of 1934. Eligible guarantor institutions include banks, bro-kers, dealers, credit unions, national securities exchanges, registered secu-rities associations, clearing agencies and savings associations. Broker-deal-ers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Notary public endorsement will not be accepted.

Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which par-ticipates in a signature guarantee program. A notarized signature will not be sufficient for the request to be in proper form. The transfer agent may re-quire additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the transfer agent at (800) 892-0382.

REDEMPTION BY TELEPHONE
Shareholders who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by instructing the transfer agent by telephone. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a writ-ten request must be sent to the transfer agent with a signature guarantee at the address listed under "Redemption by Mail," above.

The Funds reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

Shares of the Funds may be redeemed through certain brokers, financial insti-tutions or service organizations, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were purchased from the Funds.

REDEMPTION FEE
With certain exceptions, the Funds may impose a redemption fee of 1.00% on shares that are redeemed within ninety days of purchase. The charge will be assessed on an amount equal to the net asset value of the shares at the time of redemption. If imposed, the redemption fee is deducted from the redemption proceeds otherwise payable to the shareholder. The redemption fee is returned to the assets of the Funds by the Advisor.

MINIMUM BALANCES
Due to the relatively high cost of maintaining smaller accounts, the Funds re-serve the right to make involuntary redemptions of shares in any account for their then current net asset value (which will be promptly paid to the share-holder) if at any time the total investment does not have a value of at least $1,000 due to redemptions but not market fluctuations. The shareholder will be notified that the value of his or her account is less than the required mini-mum and will be allowed at least 60 days to bring the value of the account up to at least $1,000 before the redemption is processed.

TELEPHONE TRANSACTIONS
Shareholders who wish to initiate purchase or redemption transactions by tele-phone must first elect the option, as described above. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Funds and their transfer agent require personal identifi-cation information before accepting a telephone redemption. To the extent that the Funds or their transfer agent fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds may be liable for losses due to fraudulent or unauthorized instructions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

                             SHAREHOLDER SERVICES

The following special services are available to shareholders. An investor may change or stop these plans at any time by written notice to the Funds.

AUTOMATIC INVESTING
The Funds offer an automatic monthly investment plan, details of which can be obtained from the transfer agent. Shareholders simply authorize the automatic withdrawal of funds from their bank account into the respective Fund. The min-imum subsequent investment pursuant to this plan is $100 per month. The ini-tial account must be opened first with the $1,000 minimum prior to participat-ing in this plan. Please complete the appropriate section on the New Account Application enclosed with this Prospectus indicating the amount of the auto-matic investment and bank account information.

RETIREMENT PLANS
The Funds are available for investment by pension and profit sharing plans in-cluding Individual Retirement Accounts, 401(k) plans, and 403(b)(7) Retirement Plans through which investors may purchase Fund shares. For details concerning any of the retirement plans, please call the Funds at (800) 789-ASIA.

                                NET ASSET VALUE

The net asset value per share of the Funds is computed once daily as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time. Cur-rently, the NYSE is closed on the following holidays or days on which the fol-lowing holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share is computed by adding the value of all securi-ties and other assets in the portfolio, deducting any liabilities, and divid-ing by the total number of outstanding shares. Expenses are accrued daily and applied when determining the net asset value. The Funds' equity securities are valued based on market quotations or, when no market quotations are available, at fair value as determined in good faith by or under direction of the Board of Trustees. Foreign securities are valued as of the close of trading on the primary exchange on which they trade.

The value is then converted to U.S. dollars using current exchange rates. Se-curities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. Securities are valued through valuations ob-tained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the price as determined by the appropriate clearing corporation.

Short-term investments having a maturity of 60 days or less are valued at am-ortized cost, which the Board of Trustees believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when pur-chased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under procedures estab-lished by and under the supervision of the Board of Trustees. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Funds' net asset value on that day. If events that materi-ally affect the value of the Funds' foreign investments or the foreign cur-rency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the net asset value of the Funds may be significantly affected on days when shareholders have no ac-cess to the Funds.

For valuation purposes, quotations of foreign portfolio securities, other as-sets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

                              DIVIDENDS AND TAXES

DIVIDENDS
MATTHEWS PACIFIC TIGER FUND and MATTHEWS KOREA FUND will distribute its net investment income annually in December. MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND will distribute its net investment income semi-annually in June and De-cember. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years, in which case no such gain will be distributed. Such income divi-dends and capital gain distributions are reinvested automatically in addi-tional shares at net asset value, unless a shareholder elects to receive them in cash. Distribution options may be changed at any time by requesting a change in writing.

Any check in payment of dividends or other distributions which cannot be de-livered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date (the "ex-date") at the net asset value determined at the close of business on that date. Dividends and distributions are treated the same for tax purposes whether received in cash or reinvested in additional shares. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES
The Funds intend to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. Such quali-fication relieves the Funds of liability for Federal income taxes to the ex-tent the Funds' earnings are distributed in accordance with the Code. To so qualify, among other requirements, the Funds will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of the Funds' total assets will be invested in the securi-ties of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

An investment in the Funds has certain tax consequences, depending on the type of account. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Distributions are generally taxable when they are paid, whether in cash or by reinvestment in additional shares, except that distributions declared in October, November or December and paid in the following January are taxable as if they were paid on December 31. If you have a qualified retirement account, taxes are generally deferred until distributions are made from the retirement account.

For federal income tax purposes, income dividends and short-term capital gain distributions are taxed as ordinary income. Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital loss) are usually taxed as long-term capital gains, regardless of how long a share-holder has held the Funds' shares. The tax treatment of distributions of ordi-nary income or capital gains will be the same whether the shareholder rein-vests the distributions or elects to receive them in cash.

Shareholders may be subject to a 31 percent back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified tax-payer identification number is not on file with the Funds, or if to the Funds' knowledge, an incorrect number has been furnished. An individual's taxpayer identification number is his/her social security number.

Shareholders will be advised annually of the source and tax status of all dis-tributions for federal income tax purposes. Information accompanying a share-holder's statement will show the portion of those distributions that are not taxable in certain states. Further information regarding the tax consequences of investing in the Funds is included in the Statement of Additional Informa-tion. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

Dividends and interest received by the Funds with respect to foreign securi-ties may give rise to withholding and other taxes imposed by foreign coun-tries. Tax consequences between certain countries and the United States may reduce or eliminate such taxes. In addition, foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. MATTHEWS KOREA FUND does not intend to engage in activities that will create a permanent establishment in Korea within the meaning of the Ko-rea-U.S. Tax Treaty. Therefore, MATTHEWS KOREA FUND generally will not be sub-ject to any Korean income taxes other than Korean withholding taxes. Exemp-tions or reductions in these taxes apply if the Korea-U.S. Tax Treaty applies to the Fund. If the treaty provisions are not, or cease to be, applicable to Matthews Korea Fund, significant additional withholding taxes would apply.

                            PERFORMANCE INFORMATION

IN GENERAL
Performance information such as yield or total return for the Funds may be quoted in advertisements or in communications to shareholders. Such perfor-mance information may be useful in reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. Since net investment return of the Funds changes in response to fluctuations in mar-ket conditions, interest rates and the Funds' expenses however, any given per-formance quotation should not be considered representative of the Funds' per-formance for any future period. The value of an investment in the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

TOTAL RETURN
The Funds' total return is the change in value of an investment in the Funds over a particular period, assuming that all distributions have been reinvest-ed. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual return re-flects the average percentage change per year in the value of an investment in the Funds. Aggregate total return reflects the total percentage change over the stated period. Please refer to the Statement of Additional Information for more information on performance.

YIELD
The current yield will be calculated by dividing the net investment income earned per share by the Funds during the period stated by the maximum net as-set value per share on the last day of the period and annualizing the result on a semi-annual compounded basis.

You may obtain current performance information about the Funds by calling the Funds at (800) 789-ASIA.

                              GENERAL INFORMATION

ORGANIZATION
Each Fund is a separate series of shares of Matthews International Funds, a Delaware business trust organized pursuant to a Trust Instrument dated April 8, 1994. The Company is registered under the 1940 Act as an open-end manage-ment investment company, commonly known as a mutual fund. The Trustees of the Company may establish additional series or classes of shares without the ap-proval of shareholders. The assets of each series will belong only to that se-ries, and the liabilities of each series will be borne solely by that series and no other.

TRUSTEES AND OFFICERS
The Trustees of the Company have overall responsibility for the operations of the Funds. The Statement of Additional Information contains general background information about each Trustee and officer of the Trust. The officers of the Company who are employees or officers of the Advisor serve without compensa-tion from the Funds.

DESCRIPTION OF SHARES
Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001. Shares of each Fund represent equal pro-portionate interests in the assets of that Fund only and have identical vot-ing, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares. Currently, there is only one class of shares issued by the Company. The validity of shares of benefi-cial interest offered by this prospectus will be passed on by Shartsis, Friese & Ginsburg L.L.P., One Maritime Plaza, 18th Floor, San Francisco, California 94111. Partners and employees of Shartsis, Friese & Ginsburg, L.L.P. may own shares of the Funds from time to time.

VOTING RIGHTS
Each issued and outstanding full and fractional share of each Fund is entitled to one full and fractional vote in each Fund and all shares of each Fund par-ticipate equally in dividends, distributions, and liquidations. Shareholders do not have preemptive, conversion or cumulative voting rights.

SHAREHOLDER MEETINGS
The Trustees of the Company do not intend to hold annual meetings of share-holders of the Funds. The Trustees have undertaken to the SEC, however, that they will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by holders of not less than 10% of the outstanding shares of the respective Fund. In addition, subject to certain conditions, shareholders of each Fund may apply to the Funds to commu-nicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT
Under Delaware law, the shareholders of the Funds will not be personally lia-ble for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations.

SHAREHOLDER SERVICING AGENTS
The Funds may enter into Shareholder Servicing Agreements with one or more un-affiliated Shareholder Servic-ing Agents. The Shareholder Servicing Agent may, as agent for its customers, among other things: answer customer inquiries regarding account history and purchase and redemption procedures; assist shareholders in designating and changing dividend options, account designations and addresses; provide neces-sary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in con-nection with redemption orders and transfers and changes in shareholder-desig-nated accounts; furnish monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Funds, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Funds; receive, tabulate and transmit to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and provide such other related services as the Funds or a shareholder may request. For these services, each Shareholder Servicing Agent receives fees to cover its out of pocket and operating costs to provide these services, which may be paid pe-riodically, provided that such fees will not exceed, on an annual basis, 0.25% of the average daily net assets of the Funds represented by shares owned during the period for which payment is made. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it.

SHAREHOLDER REPORTS AND INQUIRIES
Shareholders will receive annual financial statements which are examined by the Funds' independent accountants, as well as unaudited semiannual financial statements. Shareholder inquiries should be addressed to the respective Fund c/o Matthews International Funds, 655 Montgomery Street, Suite 1438, San Fran-cisco, CA 94111, (800) 789-ASIA.

                                   APPENDIX

BOND RATINGS
Moody's Investors Service, Inc. ("Moody's") describes classifications of cor-porate bonds as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visual-ized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds be-cause margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations;
    i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but cer-tain protective elements may be lacking or may be characteristically un-reliable over any great length of time. Such bonds lack outstanding in-vestment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of in-terest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncer-tainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of desirable in-vestments. Assurance of interest and principal payments or of mainte-nance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to prin-cipal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever at-taining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation ("S&P") describes classification of corporate and municipal debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay inter-est and repay principal. Whereas it normally exhibits adequate protec-tion parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated cate-gories.

Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC--debt rating.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default. The D rating is assigned on the day an in-terest or principal payment is missed.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a par-ticular type of obligation as a matter of policy.

                               BOARD OF TRUSTEES
                                G. Paul Matthews
                                John H. Dracott
                                Richard K. Lyons
                               Robert K. Connolly
                                 Dong Wook Park
                             David FitzWilliam-Lay
                              Norman J. Berryessa

                                    OFFICERS
                                G. Paul Matthews
                                John H. Dracott

                               INVESTMENT ADVISOR
                 Matthews International Capital Management, LLC
                       655 Montgomery Street, Suite 1438
                            San Francisco, CA 94111
                                 (800) 789-ASIA

                                  UNDERWRITER
                               FPS Services, Inc.
                               3200 Horizon Drive
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (800) 892-0382

                              SHAREHOLDER SERVICES
                               FPS Services, Inc.
                               3200 Horizon Drive
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (800) 892-0382

                                   CUSTODIAN
                              The Bank of New York
                              90 Washington Street
                               New York, NY 10286

                                 LEGAL COUNSEL
                        Shartsis, Friese & Ginsburg, LLP
                         One Maritime Plaza, 18th Floor
                            San Francisco, CA 94111

                                    AUDITORS
                               Ernst & Young LLP
                       555 California Street, Suite 1700
                            San Francisco, CA 94104

                      For Additional Information about the
                       Matthews International Funds call:
                                 (800) 789-ASIA

                                     (ART)

                          Matthews Pacific Tiger Fund

                   Matthews Asian Convertible Securities Fund

                              Matthews Korea Fund

                                   Prospectus

                               December 29, 1995

--------------------------------------------------------------------------------
                          Matthews International Funds
--------------------------------------------------------------------------------

                         MATTHEWS INTERNATIONAL FUNDS
                         ----------------------------

                              MATTHEWS KOREA FUND

                          MATTHEWS PACIFIC TIGER FUND

                  MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND


                      STATEMENT OF ADDITIONAL INFORMATION

                             December 27, 1996

--------------------------------------------------------------------------------


This Statement of Additional Information provides supplementary information pertaining to shares representing interests in three investment portfolios of Matthews International Funds -- Matthews Pacific Tiger Fund, Matthews Asian Convertible Securities Fund and Matthews Korea Fund. This Statement of Additional Information dated December 27, 1996 is not a prospectus and should be read in conjunction with the Prospectus dated December 27, 1996. No investment in shares should be made without first reading the Prospectus. A copy of each Prospectus may be obtained without charge from the Company at the addresses and telephone numbers below.


Underwriter:                      Advisor:

FPS Services, Inc.                Matthews International Capital Management, LLC
3200 Horizon Drive                655 Montgomery Street, Suite 1438
King of Prussia, PA 19406-0903    San Francisco, CA  94111
(800) 892-0382                    (800) 789-ASIA

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. The Prospectus does not constitute an offering by the Company or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                 TABLE OF CONTENTS
                                 -----------------


THE FUNDS......................................................................

INVESTMENT POLICIES AND TECHNIQUES.............................................

RISKS RELATED TO LOWER RATED DEBT SECURITIES...................................

SPECIAL CONSIDERATIONS AFFECTING THE PACIFIC BASIN.............................

INVESTMENT RESTRICTIONS........................................................

TRUSTEES AND OFFICERS..........................................................

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................

INVESTMENT ADVISORY AND OTHER SERVICES.........................................

      Investment Advisory Agreement............................................
      Korean Research and Advisory Agreement...................................
      The Administrator........................................................
      The Underwriter..........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................

PORTFOLIO TURNOVER.............................................................

DETERMINATION OF NET ASSET VALUE...............................................

TAXES..........................................................................

PERFORMANCE INFORMATION........................................................

OTHER INFORMATION..............................................................

FINANCIAL STATEMENTS...........................................................

                                   THE FUNDS
                                   ---------

Matthews International Funds, 655 Montgomery Street, Suite 1438, San Francisco, California 94111, is a no load, open-end investment company which currently offers three separate investment series: Matthews Pacific Tiger Fund, Matthews Asian Convertible Securities Fund and Matthews Korea Fund (collectively referred to as the "Funds" or individually as a "Fund").

                       INVESTMENT POLICIES AND TECHNIQUES
                       ----------------------------------

The following supplements the information contained in the Prospectus concerning the investment policies of the Funds. Except as otherwise stated below or in the Prospectus, the Funds may invest in the portfolio investments included in this section. A description of applicable credit ratings is set forth in the Appendix to the Prospectus.

The investment practices described below, except for the discussion of portfolio loan transactions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the Funds.

Loans of Portfolio Securities
-----------------------------
The Funds may lend portfolio securities to broker-dealers and financial institutions, although at the present time they have no intention of lending portfolio securities in the foreseeable future. The Funds may lend portfolio securities provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Funds may call the loan at any time and receive the securities loaned; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 33% of the total assets of such Fund.

Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Funds will only enter into portfolio loans after a review by the Advisor, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

Repurchase Agreements
---------------------
Although the Funds may purchase repurchase agreements, they do not have the current intention of doing so in the foreseeable future. The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered to be loans by the Funds under the Investment Company Act of 1940, as amended (the "Act").

The financial institutions with whom the Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Advisor. The Advisor will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Funds will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.

The Funds may invest in repurchase agreements with foreign parties, or in a repurchase agreement based on securities denominated in foreign currencies. Legal structures in foreign countries, including bankruptcy laws, may offer less protection to investors such as the Funds, and foreign repurchase agreements generally involve greater risks than a repurchase agreement in the United States.

Reverse Repurchase Agreements
-----------------------------
The Funds may enter into reverse repurchase agreements but they do not currently have the intentions of doing so in the foreseeable future. Reverse repurchase agreements involve the sale of securities held by the Funds pursuant to the Funds' agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Funds will maintain in a segregated account cash, U.S. Government securities or other liquid, high grade debt securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price of the securities the Funds are obligated to repurchase such securities.

Securities of Other Investment Companies
----------------------------------------
The Funds may invest in the securities of other investment companies and currently intend to limit their investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Funds' total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the respective Fund.

Illiquid Securities
-------------------
The Board of Trustees has delegated the function of making day to day determinations of liquidity to Matthews International Capital Management, LLC, pursuant to guidelines reviewed by the Board of Trustees. Matthews International Capital Management, LLC will monitor the liquidity of securities held by each Fund and report periodically on such decisions to the Board of Trustees.

Rule 144A Securities
--------------------
The Funds may invest in securities that are exempt under SEC Rule 144A from the registration requirements of the Securities Act of 1933. Those securities, purchased under Rule 144A, are traded among qualified institutional investors and are subject to the Fund's limitation on illiquid investment.

Investing in securities under Rule 144A could have the effect of increasing the levels of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Funds will limit their investments in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933 to no more than 15% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Funds' Board of Trustees.

Convertible Securities
----------------------
Each Fund may invest in convertible securities of Asia and the Pacific Basin as well as the United States. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions
-----------------------------------------------------------------------------
Although the Funds may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis or purchase securities on a delayed delivery basis, the Funds do not have the current intention of doing so in the foreseeable future. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Funds' average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When the Funds purchase securities on a when-issued, delayed delivery or forward commitment basis, the Funds' custodian will maintain in a segregated account: cash, U.S. Government securities or other high grade liquid debt obligations having a value (determined daily) at least equal to the amount of the Funds' purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

Short-Selling
-------------
Matthews Korea Fund may make short sales. The Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaced the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the value of the Fund's net assets. The Fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale. This segregated account will be marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker as collateral be less than the market value of the securities at the time they were sold short.

Other Investments
-----------------
Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize a Fund to invest in securities other than those listed here and in the prospectus, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the respective Fund.

HEDGING AND DERIVATIVES
-----------------------
Interest Rate Futures Contracts
-------------------------------
The Funds may enter into contracts for the future delivery of fixed income securities commonly referred to as "interest rate futures contracts." These futures contracts will be used only as a hedge against anticipated interest rate changes. The Funds will not enter into an interest rate futures contract if immediately thereafter more than 5% of the value of the respective Fund's total assets will be committed to margin. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements.

Futures Transactions
--------------------
Although the Funds may engage in futures transactions for the purchase or sale for future delivery of securities, the Funds do not have the current intention of doing so in the foreseeable future. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

The Funds may engage in futures transactions on U.S. or foreign exchanges or boards of trade. In the U.S., futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

The Funds may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices, or interest rates, without actually buying or selling the securities underlying the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made.

With respect to options on futures contracts, when the Funds are temporarily not fully invested, they may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract.

To the extent that market prices move in an unexpected direction, the Funds may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. Further, with respect to options on futures contracts, the Funds may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Restrictions on the Use of Futures Contracts
--------------------------------------------
The Funds may enter into futures contracts provided that such obligations represent no more than 20% of the Funds' net assets. Under the Commodity Exchange Act, the Funds may enter into futures transactions for hedging purposes without regard to the percentage of assets committed to initial margin and for other than hedging purposes provided that assets committed to initial margin do not exceed 5% of the Funds' net assets. To the extent required by law, the Funds will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts.

Foreign Currency Hedging Strategies -- Special Considerations
-------------------------------------------------------------
Although the Funds may use options and futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Funds' securities are denominated, the Funds do not currently intend to use such hedging strategies in the foreseeable future. Such currency hedges can protect against price movements in a security the Funds own or intend to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Funds might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Funds may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts
--------------------------
A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. The Fund also may use forward currency contracts for "cross-hedging." Under this strategy, the Funds would increase their exposure to foreign currencies that the Advisor believes might rise in value relative to the U.S. dollar, or the Funds would shift their exposure to foreign currency fluctuations from one country to another.

The cost to each Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Funds will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Funds might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Funds would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The precise matching of forward currency contracts amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Limitations on the Use of Forward Currency Contracts
----------------------------------------------------
The Funds may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Funds to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency, or (2) the Funds maintain cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

Options
-------
The Funds may buy put and call options and write covered call and secured put options but have no current intention of actively engaging in such transactions. Such options may relate to particular securities, stock indices, or financial instruments and may or may not be listed on a national securities exchange and issued by the Options

Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

The Funds will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, in such amount held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets such as cash, U.S. Government securities and other high-grade debt obligations in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

Purchasing Call Options
-----------------------

The Funds may purchase call options to the extent that premiums paid by the Funds do not aggregate more than 10% of the Funds' total assets. When the Funds purchase a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

The Funds may, following the purchase of a call option, liquidate their position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss which will be short-term unless the option was held for more than one year.

Covered Call Writing
--------------------

Although the Funds may write covered call options from time to time on such portions of their portfolios, the Funds do not have the current intention of doing so in the foreseeable future. The Funds may write covered call options, without limit, as the Advisor determines is appropriate in pursuing a Fund's investment objective. The advantage to the Funds of writing covered calls is that each Fund receives a premium which is additional income. However, if the security rises in value, the respective Fund may not fully participate in the market appreciation. The Funds' obligation under a covered call option is terminated upon the expiration of the option or upon entering a closing purchase transaction. In a closing purchase transaction, a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Funds may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

The Funds will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

Purchasing Put Options
----------------------

Although each Fund may invest up to 10% of its total assets in the purchase of put options, the Funds do not have the current intention of doing so in the foreseeable future. Each Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. Each Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The Funds may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which the Funds, when they are the holder of an outstanding option, liquidate their respective position by selling an option of the same series as the option previously purchased.

Writing Put Options
-------------------

Although the Funds may also write put options on a secured basis, the Funds do not have the current intention of doing so in the foreseeable future. Writing put options on a secured basis means that each Fund will maintain in a segregated account with its custodian, cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. Government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the respective Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Funds' portfolio at a price lower than the current market price of the security.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Foreign Currency Transactions
-----------------------------

Although the Funds value their assets daily in U.S. dollars, they are not required to convert their respective holdings of foreign currencies to U.S. dollars on a daily basis. The Funds' foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Funds could suffer a loss of some or all of the amounts deposited. The Funds may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread", which is the difference between the prices at which the dealers are buying and selling foreign currencies.

                  RISKS RELATED TO LOWER RATED DEBT SECURITIES
                  --------------------------------------------

Debt securities rated lower than Baa by Moody's Investor's Service or BBB by Standard & Poor's Corporation (commonly referred to as "junk bonds") are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. There can be no assurance that the Funds would be protected from widespread bond defaults brought about by a sustained economic downturn or other market and interest rate changes.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity (liquidity refers to the ease or difficulty which the Fund could sell a security at its perceived value) of lower-rated securities held by a Fund, especially in a thinly traded foreign market.

To the extent that an established secondary market does not exist and a particular lower rated debt security is thinly traded, that security's fair value may be difficult to determine because of the absence of reliable objective data. As a result, a Fund's valuation of the security and the price it could obtain upon its disposition could differ. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by the Funds, especially in a thinly traded market.

The credit ratings of S&P and Moody's are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. These ratings are available as an Appendix to the Matthews Pacific Tiger Fund / Matthews Asian Convertible Securities Fund prospectus. Also, credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the Advisor may perform its own analysis of issuers in selecting investments for the Funds. The Advisor's analysis of issuers may include, among other things, historic and current financial condition and current and anticipated cash flows.

               SPECIAL CONSIDERATIONS AFFECTING THE PACIFIC BASIN
               --------------------------------------------------

The Advisor believes that, in contrast to more developed economies, the newly industrialized countries of the Asia-Pacific region are in an earlier, more dynamic growth stage of their development. This growth has been characterized by, among other things, low labor costs, strong demand from export markets for consumer products, high productivity, long work weeks, pro-business governments and a strong work ethic. Historically, South Korea, Hong Kong, Singapore and Taiwan have been examples of these traits. Today, however, the economies of Malaysia, Indonesia, Thailand and southern China are starting to exhibit many of these same characteristics and appear to be accelerating.

In terms of Gross National Product, industrial standards and level of education, South Korea is second only to Japan in Asia. It enjoys the benefits of a diversified economy with well-developed sectors in electronics, automobiles, textiles and shoe manufacture, steel and shipbuilding among others. The driving force behind the economy's dynamic growth has been the planned development of an export-oriented economy in a vigorously entrepreneurial society.

The Advisor believes that over the next five to fifteen years the growth of the less developed economies of the Asia-Pacific region will be higher on average than that of the more developed economies of the United States and Western Europe, although no assurances can be given that this will happen.

The Tiger economies are separated by different cultures, political systems and economic policies and are highly diverse in natural resources. Despite these differences, they share certain characteristics such as the hard work and enterprise ethic, as well as an emphasis on thrift, which have enabled their economies to sustain rapid growth since the 1960's. However, some of the Asian countries in which the Funds may invest may be subject to a greater degree of political, social or economic instability than in the U.S. or western Europe. This may result from a number of factors including: authoritarian governments or military involvement in the political, social or economic arena; ethnic, religious or racial tensions; popular unrest in connection with demands for improved political, social or economic conditions; and border disputes with neighboring countries.

In general, however, overall levels of democracy and stability in Asia are increasing as a result of rising standards of living and education.

                            INVESTMENT RESTRICTIONS
                            -----------------------

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

Except as set forth under "INVESTMENT OBJECTIVES AND POLICIES" and "INVESTMENT STRATEGIES" in the Prospectus, each Fund may not:

     (1) As to 75% of the total assets of Matthews Pacific Tiger Fund and Matthews Asian Convertible Securities Fund, purchase the securities of any one issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase more than 5% of the value of the respective Fund's total assets would be invested in securities of such issuer;

     (2) As to the total assets of the Matthews Korea Fund, purchase the securities of any issuer, if, as a result, more than 25% of the Fund's total assets would be invested in securities of such issuer.

     (3) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), real estate limited partnership interests, interests in oil, gas and/or mineral exploration or development programs or leases;

     (4) Purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments, and may purchase or sell options on such futures contracts;

     (5)  Make investments in securities for the purpose of exercising control;

     (6) Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer;

     (7) Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin (notwithstanding the foregoing, Matthews Korea Fund may make short sales, but no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the value of the Fund's net assets);

     (8) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund's investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

     (9) Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund's total assets;

     (10) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

     (11) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933;

     (12) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the Prospectus; and

     (13) Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Although not considered fundamental, in order to comply with certain state "blue sky" restrictions, the Funds will not invest: (1) more than 5% of their respective net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock Exchanges, except warrants acquired as a result of its holdings of common stocks; and (2) purchase or retain the securities of any issuer if, any officer or director of the Fund or of its investment manager owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors of the Fund or of its investment manager who own more than 1/2 of 1%, own in the aggregate, more than 5% of the outstanding securities of such issuer.

                             TRUSTEES AND OFFICERS
                             ---------------------

Information pertaining to the Trustees and executive officers of the Company is set forth below.


                                                                                          Aggregate                Total
                                                                    Principal             Compensation From        Compensation
                                               Position(s)          Occupation            Trust for Fiscal Year    From Trust and
Name, Address                                  Held with            During Past Five      Ended                    Fund Complex Paid
and Age                                        Registrant           Years                 Aug 31, 199              to Trustees
---------------------                          -----------          ----------------      ---------------          -----------------


G. Paul Matthews*              40              Chairman             Chief Investment           N/A                       N/A
655 Montgomery Street                          of the               Officer of Matthews
Suite 1438                                     Board and            International Cap.
San Francisco, CA  94111                       President            Mgmt. since 1991.
                                                                    President GT Cap.
                                                                    Holdings


John H. Dracott*               68              Trustee              Vice-President,            N/A                       N/A
655 Montgomery Street                                               Secretary and
Suite 1438                                                          Trustee, International
San Francisco, CA  94111                                            mutual fund consultant
                                                                    since 1991. President,
                                                                    Tyndall Distributors.

Richard K. Lyons               35              Trustee              Professor Haas           $5,000                   $5,000
University of California                                            School of Business
350 Barrows Hill                                                    since 1995,
Berkeley, CA  94720                                                 Assistant Professor
                                                                    1993-1995.
                                                                    Associate Professor,
                                                                    Grad School of
                                                                    Business & School
                                                                    of Int'l &  Public
                                                                    Affairs, Columbia Univ
                                                                    Assistant Professor

Robert K. Connolly             64              Trustee              Retired; Until Aug.      $5,000                   $5,000
P.O. Box 94                                                         1990, Institutional
Sonoma, CA 95476                                                    Sales Manager and
                                                                    Securities Analyst for
                                                                    Barrington Research
                                                                    Associates.


Dong Wook Park*                49              Trustee              Director, Portfolio        N/A                       N/A
Daewoo Capital Mgmt Co. Ltd.                                        Mgr. & head of the
Daewoo Securities Building,                                         International Dept. of
34-3 Yoido-dong,                                                    Daewoo.
Yungdungpo-go,
Seoul, Korea


David FitzWilliam-Lay          65              Trustee              Director,                 $1,250                   $1,250
26 Chalfont House,                                                  USDC Investment
19 Chesham Street                                                   Trust PLC & Berry
London SWIX 8NG                                                     Starquest PLC.
United Kingdom                                                      Retired in 1993
                                                                    after 3 1/2 yrs. as
                                                                    Chairman of
                                                                    GT Mgmt, PLC.

Norman Berryesa                68              Trustee              Independent               $2,500                   $2,500
100 Bush Street                                                     Contractor, Emmett
Suite 1000                                                          Larkin Co., Inc., since
San Francisco, CA 94109                                             1983; President &
                                                                    CEO of Gallegoes
                                                                    Institutional Investors
                                                                    Inc. from 1990 to
                                                                    1994.


  * These Trustees and officers are considered "interested persons" of the Funds as defined under the Act.

The Trustees of the Funds receive a retainer of $4,000 per year, plus $250 per meeting and expenses for each meeting of the Board of Trustees they attend. However, no officer or employee of Matthews International Capital Management, LLC receives any compensation from the Funds for acting as a Trustee of the Funds. The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices.

Set forth below are the total fees which were paid to each of the Trustees who are not "interested persons" during the fiscal period ended October 31, 1996.


        Trustees                 Aggregate Fees Paid by the Trust
        --------                 --------------------------------
        Robert K. Connolly                         $5,000
        Richard K. Lyons                 $5,000
        David Fitz-William Lay                     $1,250
        Norman Berryessa                 $2,500


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
              ---------------------------------------------------

As of December 9, 1996, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Company.

As of December 9, 1996, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the:

MATTHEWS PACIFIC TIGER FUND
Name & Address of Beneficial Owners    Number of Shares     Percentage
-----------------------------------    ----------------     ----------
Alan Moore                             197,664.960          8.98
P.O. Box 740725
Dallas, TX 75374

MATTHEWS KOREA FUND
Name & Address of Beneficial Owners    Number of Shares     Percentage
-----------------------------------    ----------------     ----------
Daewoo Securities America Ltd           32,050.312          6.97
Attn: Jennifer Choi
101 E.  52nd Street, 28th Floor
New York, NY 10022

Donaldson Lufkin Jenrette               30,979.100          6.74
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

                     INVESTMENT ADVISORY AND OTHER SERVICES
                     --------------------------------------

Investment Advisory Agreement
-----------------------------
The advisory services provided by Matthews International Capital Management, LLC (the "Advisor"), and the fees received by it for such services, are described in each Prospectus. As stated in each Prospectus, the Advisor may from time to time voluntarily waive its advisory fees with respect to any Fund. In addition, if the total expenses borne by any Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Advisor will bear the amount of such excess to the extent required by such regulations. The Advisor has agreed to waive its advisory fee in an amount equal to the total expenses of a Fund for any fiscal year which exceeds the permissible limits applicable to that Fund in any state in which its shares are then qualified for sale.

Under the respective Investment Advisory Agreements, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Under its terms, the Advisory Agreements will continue from year to year thereafter, provided continuance of the Advisory Agreement is approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the respective Fund, or by the Trustees of the respective Fund. The Advisory Agreements are terminable with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund on 60 days' written notice to the Company. The Advisory Agreements terminate automatically in the event of its assignment.

Under the respective Advisory Agreement, each Fund pays the following expenses:
(1) the fees and expenses of the Company's disinterested directors; (2) the salaries and expenses of any of the Company's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Company's custodian, Administrator and Transfer Agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Company's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund generally are higher than the comparable expenses of such other funds.

General expenses of the Company (such as costs of maintaining corporate existence, legal fees, insurance, etc.) and expenses shares by the Funds will be allocated among the Funds on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.



The investment advisory fees with respect to the applicable funds are set forth below:


================================================================================
          Fund                  Gross Advisory Fees       Gross Advisory Fees
                                 Earned During FYE         Earned During FYE
                                  August 31, 1995           August 31, 1996
================================================================================
Matthews Pacific Tiger Fund                     $6,524                   $80,273
--------------------------------------------------------------------------------
Matthews Asian Convertible
Securities Fund                                 $6,697                   $21,475
--------------------------------------------------------------------------------
Matthews Korea Fund                             $2,648                   $15,406
--------------------------------------------------------------------------------

Korean Research and Advisory Agreement
--------------------------------------
Pursuant to a Research and Advisory Agreement ("Research Agreement") between Matthews International Capital Management, LLC and Daewoo Capital Management Co., Ltd. (the "Korean Advisor"), the Korean Advisor provides an investment program for Matthews Korea Fund, including investment research and the determination from time to time of the securities that will be purchased and sold by the Fund, subject to the supervision of the Advisor and the Board of Trustees of the Company. As compensation for its services, the Korean Advisor receives from the Advisor an annual fee of 0.50%.

Under the Research Agreement, the Korean Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Trust in connection with the performance of the Research Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Research Agreement is initially effective for two years. The Agreement may be renewed by the parties after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding securities of the Fund, and only if the terms of the renewal thereof have been approved by the vote of the majority of the Trustees of the Company who are not parties thereto or interested persons of any such party, cast in person at the meeting called for the purpose of voting on such approval. The Research Agreement will terminate automatically upon termination of the investment advisory agreement between the Advisor and Matthews Korea Fund (accompanied by simultaneous notice to the Korean Advisor) or upon sixty days' written notice to the Korean Advisor that such investment advisory agreement has been terminated by the Trustees or by the holder of a majority of the outstanding voting securities of the Fund. The Research Agreement will terminate automatically in the event of its assignment.

The Administrator
-----------------

FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 (the "Administrator"), provides certain administrative services to the Company pursuant to an Administrative Services Agreement. The administrator receives a fee at the annual rate of 0.15% of the first $50 million of average daily net assets of the Company, 0.10% of the next $50 million of such average daily net assets, and 0.05% on assets in excess of $100 million.

Under the Administrative Services Agreement, the Administrator: (1) coordinates with the Custodian and Transfer Agent and monitors the services they provide to the Funds; (2) coordinates with and monitors any other third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (5) prepares or supervises the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law; (6) prepares and, after approval by the Funds, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) prepares and, after approval by the Funds, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Company for their approval invoices or other requests for payment of the Funds' expenses and instructs the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Company or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement.



As compensation for services performed under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate (as described in the Prospectus ) multiplied by the average daily net assets of the Company. During the fiscal years ended August 31, 1995 and 1996, the aggregate administrative fees paid by the Company on behalf of the Funds totaled $62,568 and $85,838, respectively, all of which was paid to FPS Services, Inc.

The administrative fees earned and paid with respect to each Fund are set forth below:

===========================================================================================================
    Fund                               Administrative Fees Paid During    Administrative Fees Paid During
                                             FYE August 31, 1995               FYE August 31, 1996
===========================================================================================================
Matthews Pacific Tiger Fund                                    $23,558                            $29,671
-----------------------------------------------------------------------------------------------------------
Matthews Asian Convertible                                     $23,306                            $28,154
  Securities  Fund
-----------------------------------------------------------------------------------------------------------
Matthews Korea Fund                                            $15,704                            $27,558
-----------------------------------------------------------------------------------------------------------

The Underwriter
---------------

FPS Broker Services, Inc. (" FPSB"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, acts as an underwriter of the Funds' shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and to assist in sales of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Company's
Trustees.

In this regard, FPSB has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Company shall from time to time identify to FPSB as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.

FPSB is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Underwriting Agreement may be terminated by either party upon 60 days' prior written notice to the other party, and if so terminated, the pro-rated portion of the unearned fee will be returned to the Advisor.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE
                      ------------------------------------

The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed-income securities and many equity securities in which the Funds invest are traded in over-the-counter markets. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon.

The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor may consider a number of factors, including, for example, net price, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, order of call, offering to the Advisor on-line access to computerized data regarding the Funds' accounts, and other matters involved in the receipt of brokerage services generally. The Advisor may also purchase from a broker or allow a broker to pay for certain research services, economic and market information, portfolio strategy advice, industry and company comments, technical data, recommendations, general reports, consultations, performance measurement data and on-line pricing and news service and periodical subscription fees. The Advisor may pay a brokerage commission in excess of that which another broker\dealer might charge for effecting the same transaction in recognition of the value of these research services. In such a case, however, the Advisor will determine in good faith that such commission is reasonable in relation to the value of brokerage and research provided by such broker/dealer, viewed in terms of either the specific transaction or the Advisor's overall responsibilities to the portfolios over which Applicant exercises investment authority. Research services furnished by brokers through whom the Advisor intends to effect securities transactions may be used in servicing all of the Advisor's accounts; not all of such services may be used by the Advisor in connection with accounts which paid commissions to the broker providing such services. In conducting all of its soft dollar relationships, the Advisor will seek to take advantage of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

The Advisor will attempt to equitably allocate portfolio transactions among the Funds and other accounts whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interests of each of the clients.

For the fiscal years ended August 31, 1995 and 1996, the aggregate brokerage commissions paid by the Company on behalf of the Funds amounted to $16,851.65 and $238,614.56 respectively. The total brokerage comissions attributable to each Fund are set forth below.

================================================================================
           Fund              Broekerage Commissions     Brokerage Commissions
                                Paid During FYE             Paid During FYE
                               August  31, 1995             August  31, 1996
================================================================================
Matthews Pacific Tiger Fund               $12,222.14                 $204,164.35
--------------------------------------------------------------------------------
Matthews Asian Convertible
Securities Fund                              $909.12                   $2,686.68
--------------------------------------------------------------------------------
Matthews Korea Fund                        $3,720.39                  $31,763.53
--------------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                               ------------------

The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.

The portfolio turnover rates for the Funds for the most recent fiscal years may be found under "Financial Highlights" in the Prospectus. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.

                        DETERMINATION OF NET ASSET VALUE
                        --------------------------------

A more complete discussion of the Funds' determination of net asset value is contained in each Fund's Prospectus. Generally, the net asset value of a Fund will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The Funds do not determine net asset value on days that the New York Stock Exchange is closed and at other times described in the respective Prospectus. The New York Stock Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Trading in securities on Asian and Pacific Basin securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days the New York Stock Exchange is open and therefore the Fund's respective net asset values are not calculated.

The calculation of the Funds' net asset values may not take place contemporaneously with the determination of the prices of portfolio securities held by the Funds. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Funds' calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect the net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the

Funds' shares into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets.

Portfolio securities for Matthews Korea Fund which are traded on the Korean exchange are valued at the most recent sale price reported on the exchange. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. All other securities are valued (and would be considered illiquid securities and subject to the 10% limitation) at fair value as determined in good faith by the Board of Trustees including certain investments in Korean equity securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors.

                                     TAXES
                                     -----

In General
----------
Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify for any taxable year, a fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities or certain futures and options thereon held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund's total assets and 10% of the outstanding voting securities of such issuer, and have no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent the Funds qualify for treatment as a regulated investment company, they will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Funds' "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. For a distribution to qualify as such with respect to a calendar year under the foregoing rules, it must be declared by the Funds during October, November or December to shareholders of record during such month and paid by January 31 of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.

Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends paid by the Funds may qualify in part for the 70% dividends received deduction for corporations, provided however, that those shares have been held for at least 45 days.

The Funds will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains, and the portion of its dividends which qualify for the 70% deduction.

Foreign Taxes
-------------
Foreign governments may withhold taxes from dividends or interest paid with respect to foreign securities typically at a rate between 10% and 35%. Tax conversions between certain countries and the United States may reduce or eliminate such taxes. The Funds intend to elect to pass-through foreign taxes paid in order for a shareholder to take a credit or deduction if, at the close of its fiscal year, more than 50% of a Fund's total assets are invested in securities of foreign issuers.

Under the United States-Korea income tax treaty, as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.125% on dividends and 12.9% on interest paid to Matthews Korea Fund by Korean issuers. Under United States-Korea income tax treaty, there is no Korean withholding tax on realized capital gains.

Options, Futures and Foreign Currency Transactions
--------------------------------------------------
When the Funds write a call, or purchase a put option, an amount equal to the premium received or paid by them is included in the Funds' accounts as an asset and as an equivalent liability. In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by the Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option.
If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain options, futures contracts and options on futures contracts utilized by the Fund are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. The law firm of Shartsis, Friese & Ginsburg has expressed no opinion in respect thereof. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).


                            PERFORMANCE INFORMATION
                            -----------------------

In General
----------
From time to time, the Company may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Company may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

From time to time, the yield and total return of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

Total Return Calculation
------------------------
The Funds compute their average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                 ERV = P (1 + T)/n/

       Where:  ERV  = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

               P    = hypothetical initial payment of $1,000.

               n = period covered by the computation, expressed in terms of years.

               T    = average annual total return.

The Funds compute their aggregate total return by determining the aggregate compounded rate of return during specified period that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                    Aggregate Total Return =  [  ERV  - 1 ]
                                                 ---
                                                  P

       Where:  ERV  = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

               P    = hypothetical initial payment of $1,000.

The average annual total returns for the Funds which quote such performance were as follows for the periods shown:

--------------------------------------------------------------------------------
       SERIES                   9/13/94 through 8/31/96   9/1/95 through 8/31/96
       ------
--------------------------------------------------------------------------------
Matthews Pacific Tiger Fund              4.27%                   10.64%
--------------------------------------------------------------------------------
Matthews Asian Convertible
Securities Fund                          5.70%                   10.24%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     SERIES                      1/3/94 through 8/31/96   9/1/95 through 8/31/96
     ------
--------------------------------------------------------------------------------
Matthews Korea Fund                    (18.08%)                 (20.11%)
--------------------------------------------------------------------------------

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Yield Calculation
-----------------
Yield, in its simplest form, is the ratio of income per share derived from the Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. The yield of a Fund is calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result. The Funds' net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                                  6
                        YIELD =  2  [ ( a - b  + 1) - 1  ]
                                       -------
                                         cd

     Where: a =   dividends and interest earned during the period.

            b =   expenses accrued for the period (net of reimbursements).

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

            d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per capital share (variable "d" in the formula).

Performance and Advertisements
------------------------------
From time to time, in marketing and other fund literature, the Funds' performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Funds' performance may also be compared to the average performance of its Lipper category.

The Funds' performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five and ten year periods. Ranks are not absolute or necessarily predictive of future performance.

The Funds may compare their performance to a wide variety of indices including the Morgan Stanley Pacific Basin Index (excluding Japan) and the Peregrine Asia 100 Index. The Peregrine Asia 100 Index tracks stocks representative of foreign interest in eight markets: Hong Kong, Singapore, Malaysia, Indonesia, Korea and Taiwan. Coverage by the 118 constituent stocks is over 50 percent of total market capitalization. The index is expressed in US dollars to provide a benchmark for US dollar denominated investors.

In assessing such comparisons of yield, return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to those of the Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures.

Because the Funds' investments primarily are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Funds' investment performance. Historical information regarding the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Funds invest. Sources for such statistics may include official publications of various foreign governments, exchanges, or investment research firms.

                               OTHER INFORMATION
                               -----------------



Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information forms a part. Each such statement is qualified in all respects by such reference.

Custodian
---------

The Bank of New York, 90 Washington Street, New York, New York 10286 is custodian of the Company's assets pursuant to a custodian agreement. Under the custodian agreement, The Bank of New York (i) maintains a separate account or accounts in the name of each Fund (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's securities and (v) makes periodic reports to the Board of Trustees concerning each Fund's operations.

Independent Accountants
-----------------------

Ernst & Young LLP, 555 California Street, Suite 1700, San Francisco, CA 94101 have been selected as the independent accountants for the Company.
Ernst & Young LLP provide audit services and assistance and consultation with respect to regulatory filings with the SEC. The books of each Fund will be audited at least once each year by Ernst & Young LLP.

Reports to Shareholders
-----------------------

Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants. Inquiries regarding the Funds may be directed to the Advisor at (800) 789-ASIA.

Financial Statements
--------------------

The Funds' financial statements, including the notes thereto, dated as of August 31, 1996, are incorporated by reference from the Funds' 1996 Annual Report to Shareholders, as filed with the Securities and Exchange Commission on form N-30D.